EXHIBIT 10.1

ASSET ACQUISITION AND ASSUMPTION AGREEMENT

among

SUN AMERICAN BANCORP

SUN AMERICAN BANK

and

BEACH BANK

Dated as of May 17, 2006

Table of Contents

ARTICLE I.

DEFINITIONS AND INTERPRETATION

1

1.1

Definitions

1

1.2

Terms Defined Elsewhere

6

1.3

Interpretation

7

ARTICLE II.

ACQUISITION TRANSACTION

7

2.1

The Acquisition Transaction

7

2.2

Excluded Assets/Excluded Liabilities.

8

2.3

Employees of BB.

9

2.4

Payment of Acquisition Transaction Consideration.

9

2.5

SB Common Stock

10

2.6

Intentionally Omitted.

10

2.7

Intentionally Omitted

10

2.8

Intentionally Omitted.

10

2.9

Intentionally Omitted.

10

2.10

Voting Agreements

10

2.11

Intentionally Omitted.

10

2.12

Procedures for Determining Closing Balance Sheet.

10

2.13

BB Closing Deliveries

12

2.14

SAB Closing Deliveries

12

2.15

Tax Characterization

13

ARTICLE III.

DISCLOSURE SCHEDULES; STANDARDS FOR REPRESENTATIONS
AND WARRANTIES

13

3.1

Disclosure Schedules

13

3.2

Standards

13

3.3

Subsidiaries

14

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF BB

14

4.1

Corporate Organization.

14

4.2

Capitalization

14

4.3

Authority

15

4.4

Consents and Approvals

15

4.5

No Violations

15

4.6

Licenses, Franchises and Permits

16

4.7

Regulatory Reports

16

4.8

Financial Statements

16

4.9

Deposits

17

4.10

Broker’s Fees

17

4.11

Properties

17

4.12

Intellectual Property

17

4.13

Condition of Fixed Assets and Equipment

17

4.14

Absence of Certain Changes or Events.

18

4.15

Legal Proceedings

18

i

4.16

Taxes.

18

4.17

Employees.

21

4.18

Title to Acquired Assets

21

4.19

Certain Contracts.

21

4.20

Agreements with Regulatory Agencies

22

4.21

Environmental Matters

22

4.22

Intentionally Omitted.

23

4.23

Insurance

23

4.24

Approvals

23

4.25

Loan Portfolio.

23

4.26

Intentionally Omitted.

24

4.27

State Takeover Laws and Charter Provisions

24

4.28

Sole Agreement

24

4.29

Disclosure.

24

4.30

Absence of Undisclosed Liabilities

24

4.31

Allowance for Loan Losses.

25

4.32

Compliance with Laws.

25

4.33

Material Contract Defaults

25

4.34

Certain Regulatory Matters.

26

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF SAB

26

5.1

Corporate Organization.

26

5.2

Capitalization

26

5.3

Authority; No Violation.

27

5.4

Consents and Approvals

27

5.5

SEC Reports

28

5.6

Regulatory Reports

28

5.7

Financial Statements

28

5.8

Broker’s Fees

28

5.9

Absence of Certain Changes or Events

28

5.10

Intentionally Omitted.

28

5.11

SAB Information

28

5.12

Compliance with Laws.

28

5.13

Ownership of BB Common Stock

29

5.14

Approvals

29

ARTICLE VI.

COVENANTS RELATING TO CONDUCT OF BUSINESS

29

6.1

Covenants of BB

29

6.2

Covenants of SAB

31

ARTICLE VII.

ADDITIONAL AGREEMENTS

32

7.1

Regulatory Matters.

32

7.2

Access to Information and Due Diligence Investigation.

33

7.3

Certain Actions.

34

7.4

Stockholder Meeting

34

7.5

Legal Conditions to Acquisition Transaction

34

7.6

Affiliates

34

ii

7.7

AMEX Listing

34

7.8

Bank Charter

35

7.9

Notice to State Banking Regulators

35

7.10

Further Assurances

35

7.11

Accounting and Operating Matters

35

7.12

Adjustments to Book Value

35

7.13

Execution and Authorization of Bank Acquisition Transaction Agreement

36

7.14

BB Information

36

7.15

Disclosure

36

ARTICLE VIII.

CONDITIONS PRECEDENT

37

8.1

Conditions to Each Party’s Obligation To Effect the Acquisition Transaction

37

8.2

Conditions to Obligations of SAB

37

8.3

Conditions to Obligations of BB

38

ARTICLE IX.

TERMINATION AND AMENDMENT

39

9.1

Termination

39

9.2

Effect of Termination

40

9.3

Amendment

40

9.4

Extension; Waiver

40

ARTICLE X.

GENERAL PROVISIONS

41

10.1

Closing

41

10.2

Survival of Representations, Warranties and Agreements

41

10.3

Expenses

41

10.4

Notices

41

10.5

Counterparts

42

10.6

Entire Agreement

42

10.7

Governing Law

42

10.8

Severability

43

10.9

Publicity

43

10.10

Assignment; No Third Party Beneficiaries

43

10.11

Arbitration; Legal Proceedings.

43

ARTICLE XI.

INDEMNIFICATION

44

11.1

Indemnification Obligations of BB

44

11.2

Indemnification Procedure.

45

11.3

Claims Period

45

11.4

Liability Limits

46

11.5

Shareholders’ Representative.

46

11.6

Liability Claims Threshold

47

11.7

Tail Insurance Coverage

47

iii

ASSET ACQUISITION AND ASSUMPTION AGREEMENT

ASSET ACQUISITION  AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of May 17, 2006, among Sun American Bancorp, a Delaware business corporation (“SAB”), Sun American Bank, a Florida commercial banking association and a wholly-owned subsidiary of SAB (“SB”) and Beach Bank, a Florida commercial banking association (“BB”).

RECITALS

The Boards of Directors of SAB, SB and BB have determined that it is in the best interests of their respective companies and their stockholders for SAB and SB to acquire substantially all of the assets and assume substantially all of the liabilities of BB, subject to the terms and conditions set forth herein (the “Acquisition Transaction”).

As an inducement and condition to SAB and SB entering into this Agreement, certain of the shareholders of BB (i.e., all of its  outside directors and the stockholders set forth on Exhibit G) have agreed to vote all of their shares of BB common stock which they are entitled to vote in favor of the transactions contemplated by this Agreement at the meeting of BB Stockholders at which this Agreement is considered as set forth in the form attached hereto as Exhibit A (“Voting Agreement”).

The parties desire to make certain representations, warranties and agreements in connection with the Acquisition Transaction and also to prescribe certain conditions to the Acquisition Transaction.

AGREEMENT

In consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I. DEFINITIONS AND INTERPRETATION

1.1

Definitions.  The following terms shall have the indicated definitions.

Acquisition Proposal.  A proposed tender offer, written agreement, understanding or other proposal of any nature pursuant to which any Person or group, other than SAB or any SAB Subsidiary, would directly or indirectly (i) acquire or participate in a Acquisition Transaction, share exchange, consolidation or any other business combination involving BB or any BB Subsidiary; (ii) acquire the right to vote 10% or more of the outstanding voting securities of BB or any BB Subsidiary; (iii) acquire 10% or more of the assets or earning power of BB or of any BB Subsidiary; or (iv) acquire in excess of 10% of any class of capital stock of BB or any Subsidiary.

Acquisition Transaction Consideration.  The total dollar value of the shares of SAB Common Stock to be issued and delivered by SAB as provided in Section 2.4 hereof, as consideration for the purchase of the Acquired Assets and assumption of the Assumed Obligations shall be determined by multiplying 2.35 times the Book Value of BB calculated based upon the Closing Balance Sheet subject to adjustment as expressly provided herein, and further determined in accordance with the procedures set forth Section 2.13 hereof; provided, however that with respect to the Exercised Stock or the Excess Capital, the total dollar value of the shares of SAB Common Stock issuable by SAB in exchange therefore shall be determined by multiplying 1.0 times the Book Value of such Exercised Stock or Excess Capital calculated based upon the Closing Balance Sheet.  Notwithstanding anything in this Agreement to the contrary, SAB may elect to pay up to $100,000 of the Acquisition Transaction Consideration in cash (the “Cash Consideration”), which shall be delivered to the Escrow Agent as provided in Section 2.4 hereof and used to pay certain fees and expenses as provided in the Escrow Agreement.

Affiliate.  With respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  For the purposes of this definition, “control” means, when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

AMEX.  American Stock Exchange.

Balance Sheet.  The consolidated balance sheet of BB prepared based upon generally accepted accounting principles.

BB Ancillary Documents.  Any certificate, agreement, document or other instrument, other than this Agreement, to be executed and delivered by BB or any of its Subsidiaries in connection with the transactions contemplated hereby.

BB Common Stock.  The common stock, par value $1.00 per share, of BB.

BB Option Plan.  The Beach Bank Incentive Stock Option Plan for officers and employees and Non-qualified Stock Option Plan for directors, officers and employees.

BHC Act.  The Bank Holding Company Act of 1956, as amended.

Book Value.  Book Value shall mean total shareholders’ equity of BB under  GAAP calculated based upon the Closing Balance Sheet, prepared based upon historical information, the historical interim accounting principles, and the historical estimation methodologies (collectively the “Historical Treatment”), all as consistently applied by BB for prior interim periods, and based upon materiality standards established by the auditors of BB for the most recent audited financial statements,  provided, however, that the Historical Treatment must all be in accordance with GAAP, subject only to such  adjustment as are specifically required by this Agreement.  For purposes of clarification, to the extent of any discrepancy between GAAP and Historical Treatment, GAAP shall prevail.

Closing Balance Sheet. Shall be defined as set forth in Section 2.13(e) hereof.

Code. Means the Internal Revenue Code of 1986, as amended.

Deposit Accounts.  The aggregate value of the deposit accounts listed on the Closing Balance Sheet.

Environmental Laws.  All federal, state and local laws, including common- law statutes, regulations, ordinances, codes, rules and other governmental restrictions, standards and requirements relating to the discharge of air pollutants, water pollutants or process waste water or substances, as now or at any time hereafter in effect, including, but not limited to, the Federal Solid Waste Disposal Act, the Federal Hazardous Materials Transportation Act, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, as amended (“CERCLA”), regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Agency, regulations of the Occupational Safety and Health Administration, and any so-called “Superfund” or “Superlien” Laws.

ERISA.  The Employee Retirement Income Security Act of 1974, as amended.

Escrow Agent.  Northern Trust Bank.

Escrow Agreement.  The Escrow Agreement dated _______ among BB and SAB.

Exchange Act.  The Securities Exchange Act of 1934, as amended.

Expenses.  All reasonable in amount and reasonably incurred out-of-pocket expenses (including all reason able fees and reasonable expenses of counsel, accountants, investment bankers, experts and consultants to the applicable Party and its Affiliates) incurred by or on behalf of a Party to this Agreement in connection with this Agreement or the transactions contemplated by this Agreement.

FBA.  Florida Interstate Branching Act, as amended, and the Florida Banking Corporation Act, as amended.

FDB.  Florida Division of Banking.

FDB Consent.  The consent of the FDB necessary to consummation of the Acquisition Transaction.

FDIC.  The Federal Deposit Insurance Corporation.

FRB.  The Board of Governors of the Federal Reserve System.

GAAP.  Generally accepted accounting principles consistently applied during the periods involved.

Governmental Entity.  Any court, administrative agency or commission or other governmental authority or instrumentality.

Hazardous Materials.  Any chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or other regulated substances or materials.

Intellectual Property.  (i) trademarks, service marks, trade names, Internet domain names, designs, logos, slogans, and general intangibles of like nature, together with all goodwill, registrations and applications related to the foregoing; (ii) patents and industrial designs (including any continuations, divisionals, continuations-in-part, renewals, reissues, and applications for any of the foregoing); (iii) copyrights (including any registrations and applications for any of the foregoing); (iv) Software; and (v) technology, trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, and methodologies.

IRS.  The Internal Revenue Service.

Knowledge or aware.  Any term of similar import means, (i) with respect to BB, the actual knowledge of each director and executive officer of BB or any BB Subsidiary, and (ii) with respect to SAB, the actual knowledge of each director and executive officer of SAB or any SAB Subsidiary.

Kodsi Deposits.  The Deposit accounts listed on Schedule ___.

Loan Property.  Any property in which BB holds a security interest, and, where required by the context, such term means the owner or operator of such property.

Material Adverse Effect.  With respect to SAB or BB, as the case may be, a material adverse effect on (i) the business, results of operations or financial condition of such party and its Subsidiaries taken as a whole, other than any such effect attributable to or resulting from (t) any change in banking or similar laws, rules or regulations of general applicability or interpretations thereof by courts or governmental authorities, (u) any change in GAAP or regulatory accounting principles applicable to banks, thrifts or their holding companies generally, (v) any action or omission of the parties taken with the prior written consent of the other parties hereto, (w) any events, including but not limited to acts of God, conditions or trends in business or financial conditions affecting the banking industry, (x) any change or development in financial or securities markets or the economy in general, including changes in interest rates, (y) the announcement or execution of this Agreement, including any impact on relationships with customers or employees and specifically including the resignation or other termination of employment of any executive or other officers of BB, or (z) charges and expenses contemplated in connection with the Acquisition Transaction and not otherwise in violation of this Agreement, including those related to employment contracts and severance payments; legal, accounting and investment banking fees; data processing conversion costs; and accounting changes or charges taken pursuant to Section 7.8 or (ii) the ability of the parties to consummate the transactions contemplated hereby.

Participation Facility. Any facility in which BB or its Subsidiaries participates in the management and, where required by the context, such term means the owner or operator of such facility.

Person.  An individual, partnership (general or limited), corporation, joint venture, business trust, limited liability company, cooperative association or other form of business organization, trust, estate or any other entity.

Regulatory Agencies.  The FDB, the FRB, the FDIC and any other regulatory authority or applicable self-regulatory organization with jurisdiction over the Acquisition Transaction.

Rights.  Subscriptions, options, warrants, calls, commitments or agreements of any character to purchase capital stock.

SAB Common Stock.  The common stock, par value $0.01 per share, of SAB.

SAB Per Share Value.  The value per share of SAB Common Stock to be issued and delivered as provided in Section 2.4 hereof in the acquisition transaction contemplated hereby shall be the average closing price per share of the SAB Common Stock over a twenty (20) trading day period preceding the date of this Agreement; provided that for the purpose of calculating the average closing price of the SAB Common Stock, the range to be used in the calculation shall be no lower than $4.60 and no higher than $5.15 per share regardless of where the SAB Common Stock trades during such twenty (20) day period; and, provided further, that the final price, regardless of the averaging process, will be no higher than $5.00 and no lower than $4.60 per share.

SEC.  The Securities and Exchange Commission.

Software.  Computer programs, whether in source code or object code form (including any and all software implementation of algorithms, models and methodologies), databases and compilations (including any and all data and collections of data), and all documentation (including user manuals and training materials) related to the foregoing.

Subsidiary.  The word “Subsidiary” (1) when used with respect to BB shall mean any corporation, partnership or other organization, whether incorporated or unincorporated, which is consolidated with such party for financial reporting purposes, and (2) when used with respect to SAB shall mean each Subsidiary of SAB that is a “Significant Subsidiary” within the meaning of Rule 1-02 of Regulation S-X of the SEC.

“Tax” or “Taxes” means (a) any foreign, federal, state or local income, earnings, profits, gross receipts, franchise, capital stock, net worth, sales, use, value added, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, escheat, unclaimed property,  payroll, withholding, unemployment compensation, social security, retirement, environmental (including any Taxes imposed under Section 59A of the

Code) or other tax of any nature; (b) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, sewer rent or other fee or charges of any nature; or (c) any deficiency, interest or penalty imposed with respect to any of the foregoing.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, declaration, claim for refund or other document or information filed with or submitted to, or required to be filed with or submitted to, any governmental body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any law relating to any Tax, including any amendment thereto.

1.2

Terms Defined Elsewhere.  The capitalized terms set forth below are defined in the following sections:

“Agreement”

Preamble

“BB”

Preamble

“BB Contract”

Section 4.19(a)

“BB Disclosure Schedule”

Section 3.1

“BB Financial Statements”

Section 4.8

“Closing”

Section 10.1

“Closing Date”

Section 10.1

 “Escrow Fund”

Section 2.4(b)

“ERISA Affiliate”

Section 4.17(a)

“Estimated Closing Balance Sheet”

Section 2.13(a)

“Excess Capital”

Section 6.1(b)

“Exchange Fund”

Section 2.6

“Exercised Stock”

Section 7.12 (i)

“Final Closing Balance Sheet”

Section 2.13(g)

“Injunction”

Section 8.1(e)

“Loans”

Section 4.25(a)

“Maximum Amount”

Section 7.9

“Ordinary Excess Capital”

Section 6.1(b)

 “Plans”

Section 4.17(a)

“Proposed Closing Statement”

Section 2.13(b)

“Prospectus”

Section 4.4

“Acquisition Transaction”

Recitals

“Regulatory Agreement”

Section 4.20

“Regulatory Claims”

Section 11.6

“Representatives”

Section 7.3(a)

“Requisite Regulatory Approvals”

Section 8.1(c)

“S-4”

Section 7.1

“SAB”

Preamble

“SAB Financial Statements”

Section 5.7

“SAB Reports”

Section 5.5

 “SB”

Preamble

“Securities Act”

Section 5.5

“State Banking Approvals”

Section 4.4

1.3

Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The phrases “the date hereof” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date of this Agreement.  No provision of this Agreement shall be construed to require BB, SAB or any of their respective Affiliates to take any action that would violate any applicable law (including common law), rule or regulation.

ARTICLE II.  ACQUISITION TRANSACTION

2.1

The Acquisition Transaction.  At the Closing, BB will, validly and effectively, grant, sell, convey and assign to SB, upon and subject to the terms and conditions of this Agreement, all right, title and interest in and to all the assets, properties and rights, tangible and intangible, which are used in, are necessary for, or otherwise constitute the business of BB (the “Acquired Assets”) other than Excluded Assets identified in Section 2.2 hereof, and SB shall assume, subject to the terms and conditions of this Agreement, the Assumed Obligations as hereinafter defined, free and clear of all liens, pledges, security interests, charges, claims, restrictions and other encumbrances or defects of title of any nature whatsoever as follows:

(a)

all of the loan receivables of BB (the "Loans") as listed on Schedule 2.1(a) as it may change in the ordinary course of business between the date of this Agreement and Closing, including but not limited to consumer loans, real estate loans, loan participations and loan purchases;

(b)

all machinery and equipment used or usable in the business of BB, including without limitation the machinery and equipment listed on Schedule 2.1(b);

(c)

all written records and files of every nature relating to business or intended or contemplated to be produced in the future, including any and all sales and promotional literature, product literature, marketing data, plans, computer data, purchasing data, instruction manuals, and other data and material, whether in written form or in other reproducible form, which is as of the date hereof used or contemplated to be used at a future date in the production or sale of products (all assets included in this clause (c) being hereinafter collectively referred to as the ("Marketing Records"));

(d)

all licenses, business permits, rights to trademarks and trade names as described in Schedule 2.1(d), service marks, domain names, processes, inventions, formulas, copyrights and trade secrets, or applications therefore, if any, and all licenses, agreements or royalty rights relating to any intellectual property used in or relating to the business of BB, or relating to the products and described more particularly in Schedule 2.1(d);

(e)

all contracts of any kind relating to the business of BB, including but not limited to loan participation agreements, letters of credit, vendor contracts, loan agreements, collateral agreements, mortgages, notes, security agreements, pledge agreements, control agreements, and customer contracts, described more particularly in Schedule 2.1(e);

(f)

all BB's business records, including customer, client and supplier lists, and all other documents, records and files relating thereto or relating primarily to the Acquired Assets or the business of BB;

(g)

all of BB’s prepaid expenses relating to the business of BB;

(h)

the benefits, including all rights to defense and indemnity coverage, under any and all policies of liability insurance issued to BB prior to the date hereof with respect to insurance coverage for claims, suits, actions or proceedings against BB arising from the operations, activities or conduct of its business prior to the date hereof.  The benefits transferred herein relate to benefits under any and all insurance policies providing coverage for liability of any kind, including without limitation, general liability, umbrella and other excess coverage liability insurance policies.  (Schedule 2.1(h) is a list of BB’s liability insurance policies for the 5 years preceding the date of this Agreement.)  It is the intent of the parties that the insurance benefits be conveyed to BB only to the extent claims, suits, actions or proceedings are threatened or brought against BB subsequent to the date hereof which arise from the operation's activities or conduct of business of BB prior to the date hereof.  Nothing provided for hereunder shall operate to deny SB its right to a defense or coverage for claims otherwise available under said policies;

(i)

All of BB’s customer deposits and accounts receivable as of the Closing Date;

(j)

Any off balance sheet assets of BB, including but not limited to stand by letters of credit; and

(k)

Any and all other assets not specifically described above that are not Excluded Assets.

2.2

Excluded Assets/Excluded Liabilities.

(a)

Excluded Assets.  (i) SB shall not acquire the Bank Charter of BB, and (ii)  any rights, claims, action, pending or otherwise against any person or under any policy of insurance relating, directly or indirectly, to any Regulatory Claim, potential Regulatory Claim or any other matter which could be the subject of any Regulatory Claim or similar action.

(b)

Excluded Liabilities.  SB and SAB will assume no liabilities, obligations or commitments of BB, including without limitation any trade obligations or debt, other than as specifically set forth on Disclosure Schedule 2.2, which shall be known as the “Assumed Obligations”.  SB and SAB will not assume any liability for any fines or penalties relating to or arising from Regulatory Claims.  Other than the Assumed Obligations, BB retains all liabilities that relate to the  Acquired Assets or the business of BB that result from or arise out of any event, occurrence, transaction, action or inaction occurring prior to the Closing, including without limitation liabilities under any “employee pension benefit plan” or “employee welfare benefit plan” as those terms are defined in Sections 3(1) and 3(2) of the Employee Retirement Income Security Act of 1974 as amended, any product liability, warranty or other claims arising out of or relating to any service sold by BB at any time before Closing, any claims by any third party under any bulk sales law, and any claims relating to patent or trademark infringement, Taxes, workers compensation, real estate or environmental, health or safety matters.

2.3

Employees of BB.

(a)

SB shall have no obligation to offer employment to any employee of BB.  If SB does offer employment to any such employee of BB, such person shall not become an employee of SB until he or she agrees to accept employment under the terms and conditions offered by SB to any such employee.

(b)

SB shall not assume sponsorship of or responsibility for the employee benefit plans of BB, and shall have no responsibility to continue such plans.

2.4

Payment of Acquisition Transaction Consideration.

(a)

At the Closing, SAB shall issue and deliver to BB and the Escrow Agent, as applicable, certificates representing an amount of shares of SAB Common Stock (the “SAB Shares”) equal to (i) the Acquisition Transaction Consideration, divided by (ii) the SAB Per Share Value.  SAB shall also deliver any cash payable under Section 2.4(d) hereof with respect to any fractional shares.  Solely for illustration purposes, if the average closing price per share of SAB Common Stock for the period set forth in the definition “SAB Per Share Value” is $5.15, then the SAB Per Share Value hereunder shall be equal to $5.00.  If the Acquisition Transaction Consideration is $24,000,000, then SAB shall be required to issue and deliver 4,800,000 shares of SAB Common Stock hereunder ($24,000,000 divided by $5.00).

(b)

The SAB Shares shall be delivered as follows: (i) at Closing, SAB shall deposit 75% of the SAB Shares, including up to $100,000 of Cash Consideration, (the “Escrow Amount”) with the Escrow Agent to be distributed in accordance with the terms of this Agreement and the Escrow Agreement.  The Escrow Amount, as adjusted form time to time, shall be referred to as the “Escrow Fund;” and (ii) at Closing, SAB shall deliver to BB the remaining 25% of the SAB Shares, plus any cash payable under Section 2.4(d) hereof with respect to any fractional shares.

(c)

If, between the date hereof and the Closing Date, (i) the shares of SAB Common Stock shall be changed (or SAB establishes a record date for changing such shares which is prior to the Closing Date) into a different number or class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, (ii) a stock dividend shall be declared (or SAB establishes a record date for such dividend which is prior to the Closing Date) in respect of SAB Common Stock, or (iii) any distribution is made

(or SAB establishes a record date for such distribution which is prior to the Closing Date) in respect of SAB Common Stock other than a regular quarterly cash dividend consistent with past practice, proportionate adjustments shall be made to the SAB Per Share Value.

(d)

Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of SAB Common Stock shall be issued in connection with the Acquisition Transaction.  In the event that the calculation of the number of shares of SAB Common Stock to be payable under Section 2.4(a) hereof results in a fractional shares, SAB shall, at the Closing and in lieu of the issuance of any such fractional share, pay to BB an amount in cash determined by multiplying (i) the SAB Per Share Value by (ii) the fraction of a share of SAB Common Stock which BB would otherwise be entitled to receive pursuant to Section 2.4(a) hereof.

2.5

SB Common Stock.  The shares of SB Common Stock issued and outstanding immediately prior to the Closing shall be unaffected by the Acquisition Transaction and such shares shall remain issued and outstanding and 99% owned by SAB.

2.6

Intentionally Omitted.

2.7

Intentionally Omitted

2.8

Intentionally Omitted.

2.9

Intentionally Omitted.

2.10

Intentionally Omitted.

2.11

Voting Agreements.  As a material inducement for SAB and SB entering into this Agreement, simultaneously with the execution of this Agreement by the Parties, each director and certain stockholders of BB shall enter into the Voting Agreement which shall become effective upon the execution of this agreement.

2.12

 Intentionally Omitted.

2.13

Procedures for Determining Closing Balance Sheet.

(a)

No later than ten (10) days prior to the Closing Date, BB shall cause to be prepared and delivered to SAB an estimated Balance Sheet of BB as of the month end preceding the Closing Date (the “Estimated Closing Balance Sheet”).  BB shall provide SAB and its representatives such books and records reasonably requested by them to verify the information contained in the Estimated Closing Balance Sheet.  BB shall make appropriate revisions to the Estimated Closing Balance Sheet as are mutually agreed upon by BB and SAB.

(b)

No later than five (5) days prior to the Closing Date, SAB shall prepare and deliver to the Shareholder Representative the draft Closing Statement based upon the Estimated Closing Balance Sheet (and Estimated Book Value) (the “Proposed Closing Statement”).

(c)

The Shareholder Representative shall have two (2) days following receipt of the Proposed Closing Statement during which to notify SAB of any dispute of any item contained in the Proposed Closing Statement, which notice shall set forth in reasonable detail the basis for such dispute.

(d)

If the Shareholder Representative does not notify SAB  of any such dispute within such two (2) days period, the Proposed Closing Statement prepared by the Purchaser shall be used as the Closing Statement.

(e)

If the Shareholder Representative does notify SAB of any such dispute within such two (2) days period, the Closing Statement shall be resolved as follows:

(i)

SAB and the Shareholder Representative shall cooperate in good faith to resolve any such dispute as promptly as possible.

(ii)

Any other dispute that SAB and the Shareholder Representative are unable to resolve within fifteen (15) days (or such longer period as SAB and the Shareholder Representative shall mutually agree in writing) of notice of such dispute, such dispute and each party’s work papers related thereto shall be submitted to, and all issues having a bearing on such dispute shall be resolved under the expedited rules established by the American Arbitration Association by an accounting firm that has not performed work for either SAB or BB within the past four years (any such firm, an “Uninterested Accounting Firm” agreed to by SAB and the Shareholder Representative.  If the Shareholder Representative and SAB cannot agree on an accounting firm, the accounting firm shall be selected in accordance with the expedited Rules of the American Arbitration Association.  Such resolution of the accounting firm shall be final and binding on the parties.  The accounting firm shall use commercially reasonable efforts to complete its work within ten (10) days following its engagement.  The fees, costs and expenses of the accounting firm shall be paid by the party that prevails on less than a majority of any claimed adjustments to the Estimated Closing Balance Sheet (the “Non-Prevailing P arty”). If there is no Non-Prevailing Party, then the fees, costs and expenses of accounting firm shall be paid one-half by the SAB and one-half by BB, with BB's portion to be paid out of the Escrow Fund.

(iii)

SAB and the Shareholders Representative jointly shall revise the Proposed Closing Statement, the Estimated Closing Balance Sheet and the calculation of Book Value, to reflect the resolution of the Shareholder Representative’s objections (as agreed upon by the Purchaser and the Shareholder Representative or as determined by the accounting firm) and deliver it to the Shareholder Representative within ten (10) days after the resolution of such objections.  Such revised balance sheet shall be the “Closing Balance Sheet.”

(f)

For purposes of determining the information on the Closing Balance Sheet, the parties may take into consideration all facts which are known prior to the final determination of the Closing Balance Sheet.

(g)

As soon as practicable following the Closing Date (and in no event later than 60 days following the Closing Date), BB shall have prepared and delivered, at the expense of SAB and BB to be split equally, to SAB (i) an audited final consolidated balance sheet of BB and its Subsidiaries prepared in accordance with U.S. generally accepted accounting principles, accompanied by the unqualified report thereon of BB's independent public accountants (the “Final Closing Balance Sheet”), as of the date prior to the Closing.  SAB shall have full access to and be able to communicate and provide input to BB's independent public accountants during their audit process, and BB shall cause its independent public accountants to openly communicate with SAB.  Upon completion of the Final Closing Balance Sheet, SAB shall have fifteen (15) days following receipt of the Final Closing Balance Sheet during which to notify BB of any dispute of any item contained in the Final Closing Balance Sheet, which notice shall set forth in reasonable detail the basis for such dispute. If SAB does not notify BB within such 15 day period of any dispute, then the Final Closing Balance Sheet shall be final and any such adjustments shall be made final at such time as an adjustment to the Escrow Fund.  In the event that SAB notifies BB of any dispute during such 15 day period, then the parties shall use the same mechanism and procedures as set forth in Section 2.13( e) for resolving such dispute until such time as a Final Closing Balance Sheet is achieved and any such adjustments shall be made final at such time as an adjustment to the Escrow Fund subject to the provisions set forth in Article 11.

2.14

BB Closing Deliveries.  At the Closing, BB shall deliver, or cause to be delivered, to SB  the Escrow Agent or the Exchange Agent, as applicable, the following:

(a)

Bill of Sale for the Acquired Assets in substantially the form attached hereto as Exhibit B;

(b)

Assignment Agreement in substantially the form attached hereto as Exhibit C;

(c)

All Acquired Assets;

(d)

releases of all liens and other encumbrances on Acquired Assets;

(e)

the Non-competition Agreements substantially in the Form of Exhibit D from each of the outside directors of BB (exclusive of Tom Walker); and

(f)

the Escrow Agreement in substantially the form attached hereto as Exhibit E.

Notwithstanding anything above, to the extent that any assignments of UCC Financing Statements, assignment of collateral, security agreements, security interests, pledge agreements, mortgages, and such other documents are required to be delivered but cannot be completed as of the Closing Date, BB agrees to work diligently and with all due promptness subsequent to the Closing Date to complete and execute all documents as may be reasonably required by SAB to effectuate the proper transfer, filing and recording of such documents.

2.15

SAB Closing Deliveries.  At the Closing, SAB shall deliver, or cause to be delivered, to BB  or the Escrow Agent, as applicable, the following:

(a)

the portion of the Acquisition Transaction Consideration to be paid and delivered at Closing pursuant to this Agreement in accordance with this Agreement;

(b)

the  Escrow Amount  delivered to the Escrow Agent in accordance with Section 2 of this Agreement;

(c)

the  Escrow Agreement substantially in the form attached hereto as Exhibit E;  and

(d)

all other documents required to be entered into or delivered by SAB  at or prior to the Closing pursuant hereto.

2.16

Tax Characterization.  It is the intention of the parties that the Acquisition Transaction qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Code.  Each of the parties shall use their reasonable best efforts to take any actions reasonably necessary in order to secure such tax characterization of the transaction, and shall report the transaction on all Tax Returns and other information statements required to be filed in connection with the Acquisition Transaction on a basis consistent with such tax characterization.

2.17

Liquidating Trust. It is the intention of the parties that BB shall establish a liquidating trust in connection with this Acquisition Transaction on or prior to the Closing (the “Liquidating Trust”). All references to BB hereunder shall also be referenced  to the Liquidating Trust. To the extent that BB is liquidated or otherwise cease to exist, the Liquidating Trust shall have all the rights and assume all the obligation s of BB under this Agreement.

ARTICLE III. DISCLOSURE SCHEDULES; STANDARDS FOR REPRESENTATIONS AND WARRANTIES

3.1

Disclosure Schedules.  During the due diligence investigation period set forth in Section 7.2 (a), BB shall deliver to SAB the disclosures schedules required hereunder, (the “BB Disclosure Schedules,”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more of BB’s representations or warranties contained in Article IV, or to one or more of BB’s covenants contained in Article VI (it being understood and agreed that (if an item is properly set forth in one BB Disclosure Schedule, it shall be deemed to be set forth in any other relevant BB Disclosure Schedule,) provided, however, that notwithstanding anything in this Agreement to the contrary (a) no such item is required to be set forth in a Disclosure Schedule as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect under the standard established by Section 3.2, (b) the mere inclusion of an item in a Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by a party that such item represents a material exception or material fact, event or circumstance or that such item has had or would have a Material Adverse Effect with respect to BB, and (c) in the event the BB Disclosures Schedules are not delivered to SAB within 15 days from the date hereof, the due diligence investigation period shall automatically be extended one day for each day the BB Disclosure Schedules are not delivered beyond the close of the 15th day.

3.2

Standards.  No representation or warranty of BB contained in Article IV or of SAB contained in Article V shall be deemed untrue or incorrect for any purpose under this Agreement, and no party hereto shall be deemed to have breached a representation or warranty for any purpose under this Agreement, in any case as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties contained in Article IV, in the case of BB, or Article V, in the case of SAB, has had or would have a Material Adverse Effect with respect to BB or SAB, respectively.

3.3

Subsidiaries.  Where the context permits, “SAB” shall refer to SAB and each of its Subsidiaries and “BB “ shall refer to BB and each of its Subsidiaries.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BB

Subject to Article III, BB hereby represents and warrants to SAB and SB as follows:

4.1

Corporate Organization.

(a)

BB is a Florida chartered commercial banking association duly organized, validly existing and in good standing under the laws of the State of Florida.  Each of the Subsidiaries of BB are duly organized, validly existing and in good standing under the laws of the State of Florida. BB, and each of its Subsidiaries, has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, holds properties and assets only of the types permitted by the laws of the State of Florida, the United States, the rules and regulations promulgated by the FDB and the FDIC for insured depository institutions, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.  The Articles of Incorporation and Bylaws of BB and each of its Subsidiaries, are true and correct copies of such documents as in effect as of the date hereof.  The deposit accounts of BB are insured by the FDIC through the Bank Insurance Fund to the fullest extent permitted by law, and all premiums and assessments required in connection therewith have been paid when due.

(b)

BB neither owns nor controls, directly or indirectly 5% or more of the outstanding equity securities, either directly or indirectly, of any Person, other than any Subsidiary.

(c)

The minute books of BB contain true and correct records of all meetings and other corporate actions held or taken since December 31, 2000 of its stockholders and Board of Directors (including committees of the Board of Directors).  BB has provided to SAB true, correct and complete copies of the charter documents of BB.

4.2

Capitalization.  The authorized capital stock of BB consists of 10,000,000 shares of common stock, par value $1.00 per share.  As of the date hereof, (1) there are 6,039,422.33 shares of BB Common Stock issued and outstanding, (2) no shares of BB Common Stock held by BB as treasury stock and (3) unexercised options under the BB Option Plan.  Except as set forth on Section 4.2 of the BB Disclosure Schedule, as of the date hereof, there were no shares of BB Common Stock reserved for issuance for any reason or purpose.  All of the issued and outstanding shares of BB Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  Except as set forth on the BB Disclosure Schedule, BB does not have and is not bound by any outstanding Rights calling for the purchase or issuance of any shares of BB Common Stock or any other equity security of BB or any securities representing the right to purchase or otherwise receive any shares of BB Common Stock or any other equity security of BB.

4.3

Authority.  BB has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of BB.  The Board of Directors of BB has directed that this Agreement and the transactions contemplated hereby be submitted to BB’s stockholders for approval at a meeting of such stockholders and, except for the adoption of this Agreement by the requisite vote of BB’s stockholders, no other corporate proceedings on the part of BB are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by BB and (assuming due authorization, execution and delivery by SAB) this Agreement constitutes a valid and binding obligation of BB, enforceable against BB in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

4.4

Consents and Approvals.  Except for (a) assisting SAB with the filing with the SEC of the S-4, including the prospectus therein relating to the meeting of BB’s stockholders to be held in connection with the transactions contemplated herein (the “Prospectus”) and the SEC’s declaration of the effectiveness of the S-4, (b) the approval of this Agreement by the requisite vote of the stockholders of BB, (c) the filing of applications and notices, as applicable, with the FRB, and approval of such applications and notices, (d) the filing of such applications, filings, authorizations, orders and approvals as may be required under applicable state law (the “State Banking Approvals”), (e) the filing of notices and applications and approvals as required under the applicable state securities laws, and (f) any consents or approvals listed in Section 4.4 of the BB Disclosure Schedule, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are required to be made by BB in connection with (1) the execution and delivery by BB of this Agreement or (2) the consummation by BB of the Acquisition Transaction and the other transactions contemplated hereby.

4.5

No Violations.  Except as may be set forth in Section 4.5 of the BB Disclosure Schedule, neither the execution and delivery of this Agreement by BB, nor the consummation by BB of the transactions contemplated hereby, nor compliance by BB with any of the terms or provisions hereof, will (i) violate any provision of the Articles of Incorporation or Bylaws of BB, or (ii) assuming that the consents and approvals referred to in

Section 4.4 hereof are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to BB or any of its properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the properties or assets of BB under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which BB is a party, or by which it or its properties or assets may be bound or affected.

4.6

Licenses, Franchises and Permits.  BB and each BB Subsidiary holds all licenses, licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses, except where the failure to hold such licenses, franchises, permits and authorizations would not reasonably be expected to have a Material Adverse Effect.  All of such licenses, franchises, permits and authorizations are in full force and effect and are transferable to a successor to BB or any BB Subsidiary in connection with or subsequent to the Closing of the transactions contemplated herein without any Consent, other than the State Banking Approvals, subject to the legal right and authority of such successor to engage in the activities licensed, franchised, permitted or authorized thereby and except where the failure of such licenses, franchises, permits and authorizations to be in full force and effect and transferable to a successor to BB or a BB Subsidiary would not reasonably be expected to have a Material Adverse Effect.  Neither BB nor any BB Subsidiary has received notice of any Proceeding for the suspension or revocation of any such license, franchise, permit, or authorization and no such Proceeding is pending or, to BB’s Knowledge, has been threatened by any Governmental Authority.

4.7

Regulatory Reports.  BB has timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file since December 31, 2000 with the Regulatory Agencies and has paid all fees and assessments due and payable in connection therewith.  Except for matters set forth on Section 4.7 of the Disclosures Schedules, no Regulatory Agency has initiated any proceeding or, to the Knowledge of BB, investigation into the business or operations of BB since December 31, 2000.  Except for matters set forth on Section 4.7 of the Disclosures Schedules, there is no unresolved violation or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of BB.

4.8

Financial Statements.  BB has previously made available to SAB (1) copies of the balance sheets of BB as of December 31 for the fiscal years 2004 and 2005, and the related statements of earnings, stockholders’ equity and cash flows for the fiscal years 2004 through 2005, inclusive, as reported in BB’s Annual Report to Stockholders for the fiscal year ended December 31, 2005 (“Balance Sheet Date”), accompanied by the audit reports of Morrison, Brown, Arsiz & Farra LLP, independent public accountants with respect to BB, and (2) copies of unaudited balance sheets and the related statements of earnings and stockholders’ equity of BB at and for the quarters ended March 31, 2006 (collectively, the “BB Financial Statements”).  Subject, in the case of the unaudited statements, to audit adjustments reasonable in nature and amount, the BB Financial Statements fairly present the financial position of BB as of the dates indicated therein, and when included in the Prospectus will fairly present the results of the operations and financial position of BB for the respective fiscal periods or as of the respective dates therein set forth.  Subject, in the case of the unaudited statements, to audit adjustments reasonable in nature and amount, each of the BB Financial Statements (including the related notes, where applicable) complies, and BB’s Financial Statements to be included in the Prospectus after the date hereof will comply, with applicable accounting requirements; and each of such statements (including the related notes, where applicable) has been, and BB’s Financial Statements to be included in the Prospectus will be prepared in accordance with GAAP, except as indicated in the notes thereto.  The books and records of BB have been, and are being, maintained in accordance with GAAP and any other applicable legal and accounting requirements.

4.9

Deposits.  Except as set forth on Disclosure Schedule 4.9, none of the BB deposits (consisting of certificates of deposit, savings accounts, NOW accounts, money market accounts and checking accounts), is a brokered deposit.

4.10

Broker’s Fees.  Neither BB nor any of its officers or directors has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with any of the transactions contemplated by this Agreement.

4.11

Properties.  Section 4.11 of the BB Disclosure Schedules contains a true and complete list of all material real property owned or leased by BB.  Except as adequately reserved against in the BB Financial Statements or disposed of since the Balance Sheet Date in the ordinary course of business, BB and each BB Subsidiary has good and marketable title, free and clear of all material liens, encumbrances, charges, defaults, or equities of whatever character to all of the material properties and assets, real or personal, reflected in the BB Financial Statements as being owned by BB or any BB Subsidiary as of the dates thereof.  All buildings, and all fixtures, equipment, and other property and assets that are material to the business of BB and the BB Subsidiaries on a consolidated basis, held under leases or subleases by BB or any BB Subsidiary, are held under valid instruments enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting the enforcement of creditors’ rights generally, or by equitable principles), and neither BB nor any BB Subsidiary nor, to BB’s Knowledge, any other party thereto is in material breach or material default thereunder.

4.12

Intellectual Property.  Section 4.12 of the BB Disclosure Schedules contains a true and complete list of all material BB Intellectual Property.  Either BB or one of the BB Subsidiaries own or have a valid license to use all BB Intellectual Property, free and clear of all liens, encumbrances, royalty or other payment obligations (except for royalties or payments with respect to off-the-shelf Software at standard commercial rates).  BB Intellectual Property constitutes all of the Intellectual Property necessary to carry on the business of BB and the BB Subsidiaries as currently conducted, except where the failure to have such property would not reasonably be expected to have a Material Adverse Effect.  The BB Intellectual Property is valid and has not been cancelled, forfeited, expired or abandoned, and neither BB nor any BB Subsidiary has received any notice challenging the validity or enforceability of BB Intellectual Property, other than as would not reasonably be expected to have a Material Adverse Effect.  To BB’s Knowledge, the conduct of the business of BB and the BB Subsidiaries does not violate, misappropriate or infringe upon the Intellectual Property rights of any third Person.  The consummation of the transactions contemplated by this Agreement will not result in the material loss or material impairment of the right of BB or any BB Subsidiary to own or use any of the BB Intellectual Property, and the Surviving Company and its Subsidiaries will have substantially the same rights to own or use the BB Intellectual Property following the consummation of such transactions as BB and the BB Subsidiaries had prior to the consummation of such transactions, except such rights as would not reasonably be expected to have a Material Adverse Effect.

4.13

Condition of Fixed Assets and Equipment.  Section 4.13 of the BB Disclosure Schedules contains a list of all material fixed assets and equipment used in the conduct of the business of BB and the BB Subsidiaries as of the Balance Sheet Date.  Each such item of fixed assets and equipment having a net book value in excess of $5,000 is, to BB’s Knowledge, in good operating condition and repair, normal wear and tear excepted.

4.14

Absence of Certain Changes or Events.

(a)

Except as disclosed in any BB filings with the FDB or the FDIC, as applicable, prior to the date hereof, since December 31, 2005, (i) there has been no change or development or combination of changes or developments which, individually or in the aggregate, has had a Material Adverse Effect on BB, and (ii) BB has carried on its business in the ordinary course of business consistent with past practices.

(b)

Except as may be set forth in Section 4.14(b) of the BB Disclosure Schedules, since December 31, 2005 and solely with respect to executive officers (senior vice president or above) and directors, BB has not (1) increased the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any such person from the amount thereof in effect as of December 31, 2005, (2) granted any severance or termination pay to such person or entered into any contract to make or grant any severance or termination pay to such person, (3) paid any bonus to such person or (4) entered into any employment- or compensation-related agreement with such person.

4.15

Legal Proceedings.  Except as may be set forth in Section 4.15 of the BB Disclosure Schedules, (a) BB is not a party to any, and there are no pending or, to BB’s Knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against BB or challenging the validity or propriety of the transactions contemplated by this Agreement and (b) there is no injunction, order, judgment or decree imposed upon BB or its assets.

4.16

Taxes.

(a)

Except as may be set forth in Section 4.16 of the BB Disclosure Schedules, BB has (i) duly and timely filed (including applicable extensions granted without penalty) all Tax Returns required to be filed at or prior to the date hereof, and all such Tax

Returns are true and correct, and (ii) paid in full or made adequate provision in the financial statements of BB (in accordance with GAAP) for all Taxes, whether or not shown on a Tax Return.  Except as set forth in Section 4.16 of the BB Disclosure Schedules, as of the date hereof BB has not requested any extension of time within which to file any Tax Returns in respect of any fiscal year which have not since been filed and no request for waivers of the time to assess any Taxes are pending or outstanding. Except as set forth on Section 4.16 of the BB Disclosure Schedule, no audits or other administrative proceedings or court proceedings have ever been conducted, are presently pending or, to the knowledge of BB, threatened with regard to any Taxes or Tax Return of BB or any Subsidiary or any affiliated, consolidated, combined or unitary group of which BB or a Subsidiary is a member and, to the knowledge of BB, no material issues have been raised by any Tax authority in connection with any Tax or Tax Return.  No claim has ever been made by an authority in a jurisdiction where BB or any of its Subsidiaries does not file Tax Returns that BB or any of its Subsidiaries is or may be subject to taxation by such jurisdiction.

(b)

BB has been a validly electing S corporation (i) within the meaning of Sections 1361 and 1362 of the Code at all times since its date of formation and (ii) within the meaning of any comparable and applicable provision of income tax law of each state or local jurisdiction in which BB treats itself as such a comparable S corporation, with such jurisdictions and dates of such S corporation elections listed on Section 4.16 of the BB Disclosure Schedules.   BB will remain an S corporation for federal and such listed state or local income tax purposes at all times up to the Closing Date.  BB will not take or allow any action that would result in the termination of BB’s status as a validly electing S corporation within the meaning of Sections 1361 and 1362 of the Code or within the meaning of any comparable and applicable provision of income tax law of each state and local jurisdiction listed on Section 4.16 of the BB Disclosure Schedules.

(c)

Section 4.16 of the BB Disclosure Schedules identifies each Subsidiary that is a “qualified subchapter S subsidiary” within the meaning of 1361(b)(3)(B) of the Code and within the meaning of any comparable and applicable provision of income tax law of each state or local jurisdiction in which BB treats such Subsidiary as such a comparable qualified subchapter S subsidiary, which such jurisdictions are listed on Section 4.16 of the BB Disclosure Schedule.  Each such Subsidiary has been a qualified subchapter S subsidiary for federal and such listed state or local income tax purposes at all times since the dates shown on Section 4.16 of the BB Disclosure Schedules and will remain as such at all times up to the Closing Date.

(d)

Neither the BB nor any of its Subsidiaries has agreed to make, nor is it required to make, any adjustment under Section 481(a) of the Code (or any similar provision of state, local or foreign law) by reason of a change in accounting method or otherwise, and, the Internal Revenue Service has not proposed any such adjustment or change in accounting method.  Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) “closing agreement” as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign income Tax law); (ii) installment sale or open transaction disposition made on or prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date or (iv) intercompany transactions or any excess loss accounts described in the Treasury Regulations promulgated under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law).

(e)

Except as may be set forth in Section 4.16 of the BB Disclosure Schedules, BB has complied (and until the Closing Date will comply) in all material respects with the provisions of the Code relating to the withholding and payment of Taxes, including, without limitation, the withholding and reporting requirements under Code sections 1441 through 1446, 3401 through 3406, and 6041 through 6049, as well as similar provisions under any other state, local or foreign laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper taxing authorities all amounts required.  BB has under taken in good faith to appropriately classify all service providers as either employees or independent contractors for all Tax purposes.

(f)

BB has disclosed to the Internal Revenue Service on the appropriate Tax Returns any Reportable Transaction in which it has participated.  BB has retained all documents and other records pertaining to any Reportable Transaction in which it has participated, including documents and other records listed in Treasury Regulation Section 1.6011-4(g) and any other documents or other records which are related to any Reportable Transaction in which it has participated but not listed in Treasury Regulation Section 1.6011-4(g).  For purposes of this Agreement, the term “Reportable Transaction” shall mean any transaction listed in Treasury Regulation Section 1.6011-4(b).

(g)

Except for the affiliated group of which BB is presently a member, BB has never been a member of an affiliated group of corporations, within the meaning of Section 1504 of the Code, other than as a common parent corporation, and each Subsidiary has never been a member of an affiliated group of corporations, within the meaning of Section 1504 of the Code, except where BB was the common parent of such affiliated group.

(h)

Neither BB nor any of its Subsidiaries (i) is a party to, is bound by or has any obligation under any Tax sharing agreement or similar contract (whether or not written) other than one that is solely between the Company and one or more of its Subsidiaries or (ii) has any liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law, as a transferee or successor, by contract or otherwise.

(i)

Neither BB nor any of its Subsidiaries has a contract, agreement, plan, or other similar type of arrangement currently in place covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by reason of Section 280G of the Code, or would constitute compensation in excess of the limitation set forth in Section 162(m) of the Code.  Neither BB nor any of its Subsidiaries is obligated to make any “gross-up” or similar payment to any Person on account of any Tax under Section 4999 of the Code.

(j)

Neither BB nor any of its Subsidiaries has been the “distributing company” (within the meaning of Section 355(a)(1) of the Code) nor the “controlled corporation” (within the meaning of Section 355(a)(1) of the Code) (i) within the two-year period ending as of the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of transactions” (within the meaning of Section 355(e) of the Code) in conjunction with this Agreement.

(k)

Neither BB nor any of its Subsidiaries is subject to any private letter ruling of the Internal Revenue Service or comparable rulings of other taxing authorities.  No power of attorney currently in force has been granted by the Company or any of its Subsidiaries concerning any Tax matter.

(l)

The unpaid Taxes of BB and the Subsidiaries (i) did not, as of March 31, 2006, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the March 31, 2006 balance sheet and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of BB and the Subsidiaries.

4.17

Employees.

(a)

Section 4.17(a) of the BB Disclosure Schedule sets forth a true and correct list of each deferred compensation plan, incentive compensation plan, equity compensation plan, “welfare” plan, fund or program (within the meaning of section 3(1) of ERISA); “pension” plan, fund or program (within the meaning of section 3(2) of ERISA); each employment, termination or severance agreement; and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by BB, any of its Subsidiaries or by any trade or business, whether or not incorporated (an “ERISA Affiliate”), all of which together with BB would be deemed a “single employer” within the meaning of Section 4001 of ERISA, for the benefit of any employee or former employee of BB, any Subsidiary or any ERISA Affiliate (the “Plans”).

(b)

BB has heretofore made available to SAB with respect to each of the Plans true and correct copies of each of the following documents, if applicable: (i) the Plan document; (ii) the actuarial report for such Plan for each of the last two years, (iii) the most recent determination letter from the IRS for such Plan and (iv) the most recent summary plan description and related summaries of material modifications.

(c)

Except as may be set forth in Section 4.17(c) of the BB Disclosure Schedules: each of the Plans is in compliance with the applicable provisions of the Code and ERISA; each of the Plans intended to be “qualified” within the meaning of section 401(a) of the Code has received a favorable determination letter from the IRS; no Plan is subject to Title IV of ERISA; no Plan is a multiemployer plan within the meaning of section 4001(a)(3) of ERISA and no Plan is a multiple employer plan as defined in Section 413 of the Code; and there are no pending, or to the Knowledge of BB, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto.

(d)

Except as may be set forth in Section 4.17(d) of the BB Disclosure Schedule, since December 31, 2005, BB has not (i) suffered any strike, work stoppage, slow-down, or other labor disturbance, (ii) been a party to a collective bargaining agreement, contract or other agreement or understanding with a labor union or organization, or (iii) had any union organizing activities.

(e)

Section 4.17(e) of the BB Disclosure Schedule sets forth all employment contracts, plans, programs, agreements or other benefits which could be subject to Section 280G of the Code.

4.18

Title to Acquired Assets.  BB owns and has good title to each of the Acquired Assets free and clear of all liens and encumbrances of any kind.  The Acquired Assets constitute substantially all of the assets used in or held for use in the business of BB and are sufficient to SB to conduct the Business from and after the Closing Date without interruption and in the ordinary course of business as has been conducted by BB.

4.19

Certain Contracts.

(a)

Except as set forth in Section 4.19(a) of the BB Disclosure Schedule, BB is not a party to or bound by any contract (whether written or oral) (i) with respect to the employment of any directors, officers, employees or consultants, (ii) which, upon the consummation of the transactions contemplated by this Agreement, will (either alone or upon the occurrence of any additional acts or events) result in any payment or benefits (whether of severance pay or otherwise) becoming due, or the acceleration or vesting of any rights to any payment or benefits, from SAB, BB, SB or any of their respective Subsidiaries to any officer, director, employee or consultant of BB, (iii) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date hereof, (iv) which is a consulting agreement (including data processing, software programming and licensing contracts) not terminable on 90 days or less notice involving the payment of more than $25,000 per annum, or (v) which materially restricts the conduct of any line of business by BB.  Each contract, arrangement, commitment or understanding of the type described in this Section 4.19(a), whether or not set forth in Section 4.19(a) of the BB Disclosure Schedule, is referred to herein as a “BB Contract.” BB has previously delivered or made available to SAB true and correct copies of each contract, arrangement, commitment or understanding of the type described in this Section 4.20(a).

(b)

Except as set forth in Section 4.19(b) of the BB Disclosure Schedule, (i) each BB Contract is valid and binding and in full force and effect, (ii) BB has performed all obligations required to be performed by it to date under each BB Contract, (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a default on the part of BB under any BB Contract, and (iv) no other party to any BB Contract is, to the Knowledge of BB, in default in any respect thereunder.

4.20

Agreements with Regulatory Agencies.  Except as may be set forth in Section 4.20 of the BB Disclosure Schedule, BB is not subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of (each, whether or not set forth on Section 4.20 of the BB Disclosure  Schedule, a “Regulatory Agreement”), any Regulatory Agency that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business, nor has BB been advised by any Regulatory Agency that it is considering issuing or requesting any Regulatory Agreement.

4.21

Environmental Matters.  Except as may be set forth in Section 4.21 of the BB Disclosure Schedule:

(a)

BB and, to the Knowledge of BB, each of the Participation Facilities and the Loan Properties, are in compliance with all Environmental Laws.

(b)

To the Knowledge of BB, there is no suit, claim, action or proceeding pending or threatened before any Governmental Entity or other forum in which BB, any Participation Facility or any Loan Property, has been or, with respect to threatened proceedings, may be, named as a defendant (x) for alleged noncompliance (including by any predecessor) with any Environmental Laws, or (y) relating to the release, threatened release or exposure to any Hazardous Material whether or not occurring at or on a site owned, leased or operated by BB, any Participation Facility or any Loan Property.

(c)

To the Knowledge of BB, during the period of (x) BB’s ownership or operation of any of its current or former properties, (y) BB’s participation in the management of any Participation Facility, or (z) BB’s interest in a Loan Property, there has been no release of Hazardous Materials in, on, under or affecting any such property.  To the Knowledge of BB, prior to the period of (x) BB’s ownership or operation of any of its current or former properties,  (y) BB’s  participation in the management of any Participation Facility, or (z) BB’s interest in a Loan Property, there was no release of Hazardous Materials in, on, under or affecting any such property, Participation Facility or Loan Property.

4.22

Intentionally Omitted.

4.23

Insurance.  Section 4.23 of the BB Disclosure Schedule includes a complete list of all insurance policies (other than title insurance policies or insurance policies of which any BB Subsidiary is a beneficiary incident to the making of individual loans) held by BB or any BB Subsidiary.  There are no outstanding unresolved claims for losses under any such insurance policies.  BB and the BB Subsidiaries have paid all amounts due and payable under any insurance policies and guaranties applicable to them and their assets and operations; all such insurance policies and guaranties are in full force and effect; and BB, the BB Subsidiaries and all of the BB Real Estate and other material properties of BB and the BB Subsidiaries are insured against fire, casualty, theft, loss, and such other events against which it is customary to insure, all such insurance policies being in amounts that are adequate and are consistent with past practices and experience.

4.24

Approvals.  As of the date hereof, BB knows of no fact or condition relating to BB that would prevent all regulatory approvals required for the consummation of the transactions contemplated hereby (including, without limitation, the Acquisition Transaction) from being obtained.

4.25

Loan Portfolio.

(a)

Except as may be set forth in Section 4.25 of the BB Disclosure Schedule, BB is not a party to any written or oral (i) loan agreement, note or borrowing arrangement (including, without limitation, leases, credit enhancements, commitments, guarantees or interest-bearing assets) (collectively, “Loans”), other than Loans the unpaid principal balance of which does not exceed $25,000, under the terms of which the obligor was, as of December 31, 2005, over 90 days delinquent in payment of principal or interest or in default of any other provision, or (ii) Loan with any director, executive officer or 5% or greater stockholder of BB, or to the Knowledge of BB, any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing.  Section 4.25 of the BB Disclosure Schedule sets forth (i) all of the Loans of BB that as of December 31, 2005, were classified by any bank examiner (whether regulatory or internal) as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the borrower thereunder, and (ii) each asset of BB that as of December 31, 2005,  was classified as “Other Real Estate Owned” and the book value thereof.

(b)

Each Loan in original principal amount in excess of $5,000 (i) is evidenced by notes, agreements or other evidences of indebtedness which are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid liens and security interests which have been perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.26

Intentionally Omitted.

4.27

State Takeover Laws and Charter Provisions.  BB has taken all necessary action to exempt the transactions contemplated by this Agreement from any restrictive provision of (i) any applicable moratorium, control share, fair price, business combination, or other anti-takeover laws and regulations, or (ii) the Articles of Incorporation or Bylaws of BB.

4.28

Sole Agreement.  With the exception of this Agreement, neither BB, nor any BB Subsidiary, is a party to any letter of intent or agreement to merge, to consolidate, to sell or purchase assets (other than in the normal course of its business) or, except as disclosed on Section 4.28 of the BB Disclosure Schedule, any other agreement which contemplates the involvement of BB or any BB Subsidiary (or any of their assets) in any business combination of any kind; or any agreement, contract, commitment, understanding or arrangement obligating BB or any BB Subsidiary to issue or sell or authorize the sale or transfer of any shares of capital stock of BB or any BB Subsidiary, except BB Stock Options.  There are no contracts, agreements, understandings or commitments relating to the right of BB to vote or to dispose of any shares of capital stock of any BB Subsidiary.

4.29

Disclosure.

(a)

The information concerning, and representations and warranties made by, BB set forth in this Agreement, or in the BB Disclosure Schedule, or in any document, statement, certificate or other writing furnished or to be furnished by or on behalf of BB or any BB Subsidiary to SAB pursuant hereto, do not and will not contain any untrue statement of a material fact or omit and will not omit to state a material fact required to be stated herein or therein which is necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not false or misleading.

(b)

Copies of all documents heretofore or hereafter delivered or made available to SAB by or on behalf of BB or any BB Subsidiary pursuant hereto were or will be complete and accurate copies of such documents.

4.30

Absence of Undisclosed Liabilities.  To BB’s Knowledge, neither BB nor any BB Subsidiary has any obligation or liability that is material to the financial condition or operations of any of them, or that, when combined with all similar obligations or liabilities, would be material to their financial condition or operations (i) except as disclosed in the BB Financial Statements delivered to SAB prior to the date of this Agreement, or (ii) except as contemplated under this Agreement.  Except as disclosed on Section 4.31 of the BB Disclosure Schedule, since the Balance Sheet Date, neither BB nor any BB Subsidiary has incurred or paid any obligation or liability which would be material to the financial condition or operations of BB and its Subsidiaries, taken as a whole, except for obligations paid in connection with transactions made by them in the ordinary course of their business consistent with past practices and Applicable Law.

4.31

Allowance for Loan Losses.

(a)

The allowance for loan losses shown on the BB Financial Statements is adequate in all material respects to provide for anticipated losses inherent in loans outstanding and is not below the industry standard of one percent of total aggregate loan value on the books and records of BB.

(b)

The allowance for losses in real estate owned, if any, shown on the BB Financial Statements is or will be adequate in all material respects to provide for anticipated losses inherent in real estate owned by BB or any BB Subsidiary and the net book value of real estate owned as shown on the most recent balance sheet included in the BB Financial Statements is the fair value of the real estate owned in accordance with Statement of Position 92-3.

4.32

Compliance with Laws.

(a)

Except as set forth in Schedule 4.32, BB and each BB Subsidiary is in material compliance with all Applicable Laws, reporting and licensing requirements, and orders applicable to its business or employees (including, but not limited to, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, the Bank Secrecy Act, fair lending laws or other laws relating to discrimination, consumer disclosure and currency transaction reporting) the noncompliance, breach or violation of which would reasonably be expected to have a Material Adverse Effect, or which would reasonably be expected to subject BB or any other BB Subsidiary or any of their directors or officers to civil money penalties; and

(b)

Except with respect to those that would not reasonably be expected to have a Material Adverse Effect on BB and its Subsidiaries, taken as a whole, or as set forth in Schedule 4.32, neither BB nor any BB Subsidiary has received notification or communication from any Governmental Authorities, or the staff thereof (i) asserting that BB or any BB Subsidiary is not in compliance with any Applicable Law,  (ii) threatening to revoke any Consent, license, franchise, permit, or governmental authorization, or (iii) requiring BB or any BB Subsidiary to enter into a cease and desist order, consent, agreement, memorandum of understanding or similar arrangement.

4.33

Material Contract Defaults.  Neither BB nor any BB Subsidiary is in default under any contract, agreement, commitment, arrangement, lease, insurance policy, or other instrument to which it is a party or by which its respective assets, business, or operations may be bound or affected or under which it or its respective assets, business, or operations receives benefits, and which default would reasonably be expected to have either individually or in the aggregate a Material Adverse Effect, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

4.34

Certain Regulatory Matters.

(a)

[BB is a member of the Federal Home Loan Bank of Atlanta.  ]

(b)

BB has not paid any dividends that (i) caused the regulatory capital of BB to be less than the amount then required by Applicable Law or (ii) exceeded any other limitation on the payment of dividends imposed by Applicable Law, agreement or regulatory policy.

(c)

BB has adopted policies and procedures designed to promote overall compliance with the Bank Secrecy Act (31 U.S.C. Section 5301), the Truth-in-Lending Act (15 U.S.C. Section 1601 et seq.), the Expedited Funds Availability Act (12 U.S.C. Section 4001) and the regulations adopted under each such act and have materially complied with the reporting requirements under the Bank Secrecy Act and the regulations thereunder.

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF SAB

Subject to Article III, SAB hereby represents and warrants to BB as follows:

5.1

Corporate Organization.

(a)

SAB is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  SAB has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.  SAB is duly registered as a bank holding company under the BHC Act.

(b)

Each Subsidiary of SAB is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.  Each Subsidiary of SAB has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.  The deposit accounts of each Subsidiary of SAB that is a bank are insured by the FDIC through the Bank Insurance Fund to the fullest extent permitted by law, and all premiums and assessments required in connection therewith have been paid when due.

5.2

Capitalization.  The authorized capital stock of SAB consists of 40,000,000 (subject to increase to 50,000,000 upon the receipt of stockholder approval) shares of SAB Common Stock and 5,000,000 shares of preferred stock, no par value per share (“SAB Preferred Stock”).  As of the date hereof, there were approximately 18,500,912 shares of SAB Common Stock and 315 shares of SAB Preferred Stock issued and outstanding.  All of the issued and outstanding shares of SAB Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  The shares of SAB Common Stock to be issued pursuant to the Acquisition Transaction will be duly authorized and validly issued and, at the Closing Date, all such shares will be fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

5.3

Authority; No Violation.

(a)

SAB and SB have full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Boards of Directors of SAB and SB, and no other corporate proceedings on the part of SAB and SB are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by SAB and SB and (assuming due authorization, execution and delivery by BB ) this Agreement constitutes a valid and binding obligation of SAB and SB, enforceable against SAB and SB in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

(b)

Neither the execution and delivery of this Agreement by SAB, nor the consummation by SAB of the transactions contemplated hereby, nor compliance by SAB with any of the terms or provisions hereof, will (i) violate any provision of the Amended and Restated Articles of Incorporation or Bylaws of SAB, or the articles of incorporation or bylaws or similar governing documents of any of its Subsidiaries or (ii) assuming that the consents and approvals referred to in Section 5.4 are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to SAB or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of SAB or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which SAB or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected.

5.4

Consents and Approvals.  Except for (a) the filing of applications and notices, as applicable, with the FRB under the BHC Act as necessary, and approval of such applications and notices, (b) the filing with the SEC and declaration of effectiveness of the S-4, (c) the State Banking Approvals, (d) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of SAB Common Stock pursuant to this Agreement, and (e) approval of the listing of the SAB Common Stock to be issued in the Acquisition Transaction on the  AMEX or such other securities market where the Company’s common stock is listed for trading, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are required to be made by SAB or SB in connection with (1) the execution and delivery by SAB or SB of this Agreement and (2) the consummation by SAB or SB of the Acquisition Transaction and the other transactions contemplated hereby.

5.5

SEC Reports.  BB acknowledges that it has access to a true and correct copy of each (a) final registration statement, prospectus, report, schedule and definitive proxy statement filed since December 31, 2004 by SAB with the SEC pursuant to the Securities Act of 1933 (the “Securities Act”) or the Exchange Act (the “SAB Reports”) and (b) communication mailed by SAB to its stockholders since December 31, 2004.

5.6

Regulatory Reports.  SAB has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file since December 31, 2004 with the Regulatory Agencies and has paid all fees and assessments due and payable in connection therewith.

5.7

Financial Statements.  BB may review (1) copies of the consolidated balance sheets of SAB and its Subsidiaries as of December 31 for the fiscal years 2004 and 2005 and the related consolidated statements of income, changes in stockholders’ equity and comprehensive income, and cash flows for the fiscal years 2003 through 2005, inclusive, as reported in SAB’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 filed with the SEC under the Exchange Act, accompanied by the audit report of Crowe Chizek & Co., independent public accountants with respect to SAB filed with the SEC under the Exchange Act, (collectively, the “SAB Financial Statements”).

5.8

Broker’s Fees.  SAB has engaged, and will pay a fee or commission to Colonial Capital Partners, Inc. and Keefe Bruyette & Woods in accordance with the terms of a letter agreement between Colonial Capital Partners, Inc., Keefe Bruyette & Woods and SAB.  SAB will indemnify and hold BB harmless with respect to any commission or fees due to Colonial Capital Partners.

5.9

Absence of Certain Changes or Events.  Except as disclosed in any SAB Report filed with the SEC prior to the date hereof, since December 31, 2005, there has been no change or development or combination of changes or developments which, individually or in the aggregate, has had a Material Adverse Effect on SAB.

5.10

Intentionally Omitted.

5.11

SAB Information.  The Prospectus (except for such portions thereof that relate to BB) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.  The S-4 (except for such portions thereof that relate to BB ) will comply in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

5.12

Compliance with Laws.

SAB and each of its Subsidiaries is in material compliance with all Applicable Laws, reporting and licensing requirements, and orders applicable to its business or employees (including, but not limited to, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, the Bank Secrecy Act, fair lending laws or other laws relating to discrimination, consumer disclosure and currency transaction reporting) the noncompliance, breach or violation of which would reasonably be expected to have a Material Adverse Effect, or which would reasonably be expected to subject SAB or any of its Subsidiaries or any of their directors or officers to civil money penalties.

5.13

Ownership of BB Common Stock.  Neither SAB nor any of its Affiliates or associates (as such terms are defined under the Exchange Act) (i) beneficially owns, directly or indirectly, or (ii) is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of BB (other than Trust Account Shares).

5.14

Approvals.  As of the date hereof, SAB knows of no fact or condition relating to SAB that would prevent all regulatory approvals required for the consummation of the transactions contemplated hereby (including, without limitation, the Acquisition Transaction) from being obtained.

ARTICLE VI. COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1

Covenants of BB.  During the period from the date hereof and continuing until the Closing Date, except as expressly contemplated or permitted by this Agreement or with the prior written consent of SAB, BB shall carry on its business in the ordinary course consistent with past practice.  Without limiting the generality of the foregoing, and except as set forth in Section 6.1 of the BB Disclosure Schedule or as otherwise contemplated by this Agreement or consented to in writing by SAB, BB shall not:

(a)

Except as may be required to comply with the cease and desist order dated November 15, 2004, or as otherwise required by regulatory authorities, BB will not seek or accept any infusion of capital from existing or potential shareholders, without the consent of SAB;

(b)

At Closing have capital in excess of the greater of (i) that required by the FDIC Cease and Desist Order between the FDIC and BB dated November 15, 2004 or (ii) the capital reflected in the Balance Sheet as of March 31, 2006 (subject to SAB review of this Balance Sheet before SAB agrees to use the March 31, 2006 date as the measuring date) (the “Excess Capital”).  In the event of such Excess Capital, BB shall, subject to regulatory approval, shall (i) declare or pay any dividends on, or make other distributions in respect of, any of its capital stock in order to eliminate such excess capital or (ii) in the event BB does not declare a dividend as set forth in subparagraph (i) hereof, then the Acquisition Transaction Consideration shall only account for Excess Capital at a multiple of one times Book Value for such Excess Capital. Notwithstanding the foregoing, in the event any Excess Capital subsequent to March 31, 2006 arises from an increase in retained earnings derived from operating income in the ordinary course of business and specifically not including any extraordinary item (“Ordinary Excess Capital”), as determined by GAAP; such Ordinary Excess Capital will not be subject to an adjustment to the Acquisition Transaction Consideration as set forth in (b)(ii) of this subparagraph.

(c)

make any capital expenditures other than those which (i) are made in the ordinary course of business or are necessary to maintain existing assets in good repair and (ii) in any event are in an amount of no more than $25,000 in the aggregate;

(d)

enter into any new line of business, or other than in the ordinary course of business consistent with past practices, originate any new kinds of loans or originate any loans not consistent with past practice;

(e)

acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets, other than in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings or in the ordinary course of business consistent with past practices;

(f)

take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue, or in any of the conditions to the Acquisition Transaction set forth in Article VIII not being satisfied;

(g)

change its methods of accounting in effect at December 31, 2005, except as required by changes in GAAP or regulatory accounting principles as concurred to by BB’s independent auditors;

(h)

(1) except as required by applicable law, as set forth in Section 4.17, or as required to maintain qualification pursuant to the Code, adopt, amend, or terminate any employee benefit plan (including, without limitation, any Plan) or any agreement, arrangement, plan or policy between BB or one or more of its current or former directors, officers or employees or any Affiliate of any such person, or (2) except as required by applicable law, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any Plan or agreement as in effect as of the date hereof (including, without limitation, the granting of any stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares);

(i)

(1) other than activities in the ordinary course of business consistent with past practice, sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of its material assets, properties or other rights or agreements; or (2) acquire any broker deposits or increase the rates currently paid on BB’s deposit products, in an amount that exceeds the rates generally paid on similar products by other banking institutions in BB’s market area;

(j)

incur any indebtedness for borrowed money or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

(k)

file any application to relocate or terminate the operations of any of its banking offices;

(l)

create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any contract, agreement or lease for goods, services or office space, involving payments thereunder by BB in excess of $25,000 per year, to which BB is a party or by which BB or its properties is bound, other than the renewal in the ordinary course of business of any lease the term or option to renew of which expires prior to the Closing Date;

(m)

make any loans, including but not limited to loan purchases and loan participations, that are not on current market terms or at current market rates;

(n)

conduct any loan sales, except in  the ordinary course of business;

(o)

take or cause to be taken any action which would or could reasonably be expected to prevent the Acquisition Transaction from qualifying as a reorganization under Section 368(a) of the Code;

(p)

make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment, or take any other similar action relating to the filing of any Tax Return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the Tax liability of BB or any of its Subsidiaries for any period ending after the Closing Date or decreasing any Tax attribute of BB or its Subsidiaries existing on the Closing Date; or

(q)

agree to do any of the foregoing, except in the ordinary course of business.

6.2

Covenants of SAB.  Except as otherwise contemplated by this Agreement or consented to in writing by BB, SAB shall not, and shall not permit any of its Subsidiaries to:

(a)

declare or pay any dividends on or make any other distributions in respect of any of its capital stock;

(b)

create any new classes or series of stocks;

(c)

take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue, or in any of the conditions to the Acquisition Transaction set forth in Article VIII not being satisfied;

(d)

take any action or enter into any agreement that could reasonably be expected to jeopardize or materially delay the receipt of any Requisite Regulatory Approval (as defined in Section 8.1(c)).

ARTICLE VII. ADDITIONAL AGREEMENTS

7.1

Regulatory Matters.

(a)

SAB, with the cooperation of BB, shall promptly prepare and file, within 60 days after the filing of the documentation specified in Section 7.1(b) below, with the SEC the Form S-4 and a proxy statement to obtain approval of an amendment to its amended and restated Certificate of Incorporation to increase the authorized shares of SAB Common Stock.  Each of BB and SAB shall use its reasonable best efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing, and BB shall thereafter mail the Prospectus and its proxy statement to its stockholders.  SAB shall also use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement.

(b)

SAB, with the cooperation of BB, shall use their reasonable best efforts to promptly, but in no event later than 30 days following the completion of the due diligence investigation, prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including without limitation the Acquisition Transaction).  BB and SAB shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to BB or SAB, as the case may be, and any of SAB’s Subsidiaries, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement.  In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable.  The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.  Each party will use all reasonable efforts to promptly respond to any request for additional information or documents requested by an governmental entity in connection with any applications or filings made to consummate the transactions contemplated hereby.

(c)

SAB and BB shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Prospectus, the S-4 or any other statement, filing, notice or application made by or on behalf of SAB, BB or their Subsidiaries to any Governmental Entity in connection with the Acquisition Transaction and the other transactions contemplated by this Agreement.

(d)

SAB and BB shall promptly furnish each other with copies of written communications received by SAB or BB, as the case may be, or any of their respective Affiliates or Associates (as such terms are defined in Rule 12b-2 under the Exchange Act as in effect on the date hereof) from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated hereby.

(e)

In the event any regulatory or other action is instituted, threatened or commenced against BB, or any institution affiliated party of BB, in connection with any Regulatory Claims or claims from any Governmental Entity, SAB and SB shall permit BB, and/or the Shareholder Representative, its counsel and other professional representatives reasonable access during normal business hours to the books and records of BB acquired by SB hereunder in order that BB may defend such action or proceeding.  All costs and expenses associated with the actions of BB hereunder shall be borne solely by BB.  BB and/or its representatives shall take all reasonable caution not to interfere with the business operations of SAB and SB while being permitted reasonable access to the books and records of BB.

7.2

Access to Information and Due Diligence Investigation.

(a)

BB and SAB shall keep each other advised of all material developments relevant to their respective businesses, and to the consummation of the Acquisition Transaction, and shall provide to each other, upon request, reasonable details of any such development.  Upon reasonable notice, BB shall afford to representatives of SAB reasonable access, during normal business hours during the period prior to the Closing, to all of its properties, books, contracts, commitments and records, and during such period, shall make available all information concerning its businesses as may be reasonably requested (and the parties shall take into account in determining the reasonableness of due diligence requests the fact that SAB is a public company and that SAB is issuing shares to BB stockholders as compared to selling its business).  Additionally, BB shall make available to SAB all other due diligence information reasonably requested by SAB, including but not limited to (i) inspection of assets of BB as to their documentation, condition and value, (ii) access to all officers and employees of BB for purposes of SAB to ask questions concerning the business, operations and condition of BB, (iii) all regulatory compliance files, (iv) such other information as SAB may reasonably request.  SAB shall complete its due diligence investigation within 30 days from the date hereof.

(b)

All non-public information furnished to SAB or BB by the other party hereto pursuant to this Agreement (other than (i) information already in the receiving party’s possession, or (ii) information that is or becomes generally available to the public other than as a result of a disclosure by the receiving party or any of its directors, officers, employees, agents or advisors, or (iii) information that becomes available to the receiving party on a non-confidential basis from a source other than the disclosing party or its advisors, provided that such source is not known by the receiving party after due inquiry to be bound by a confidentiality agreement with or other obligation of secrecy to the disclosing party) shall be kept confidential, and the parties shall maintain, and shall cause each of their respective directors, officers, attorneys and advisors to maintain, the confidentiality of all information obtained hereunder which is not otherwise publicly disclosed by the other party, said undertakings with respect to confidentiality to survive any termination of this Agreement.  In the event of the termination of this Agreement, each party shall return to the other party upon request all confidential information previously furnished in connection with the transactions contemplated by this Agreement.

(c)

No investigation by SAB or their respective representatives shall affect the representations, warranties, covenants or agreements of BB set forth herein.

7.3

Certain Actions.

(a)

Except with respect to this Agreement and the transactions contemplated hereby, neither BB nor any of its directors, officers, employees, agents, Affiliates or representatives (collectively, “Representatives”) shall, directly or indirectly, initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information) any inquiries with respect to or the making of any Acquisition Proposal.

(b)

BB agrees that it will, and will cause its Representatives to, immediately cease and cause to be terminated any activities, discussions, or negotiations existing as of the date hereof with any parties conducted heretofore with respect to any Acquisition Proposal.

7.4

Stockholder Meeting.  BB shall take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders to be held as soon as is reasonably practicable after the date on which the S-4 becomes effective for the purpose of voting upon the approval of this Agreement and the consummation of the transactions contemplated hereby.  BB shall, through its Board of Directors, subject to the fiduciary duties of such board  recommend to its stockholders approval of this Agreement and the transactions contemplated hereby and such other matters as may be submitted to its stockholders in connection with this Agreement.

7.5

Legal Conditions to Acquisition Transaction.  Each of SAB and BB shall, and shall cause its Subsidiaries to, use their reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its Subsidiaries with respect to the Acquisition Transaction and, subject to the conditions set forth in Article VIII hereof, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party which is required to be obtained by BB or SAB in connection with the Acquisition Transaction and the other transactions contemplated by this Agreement, and to comply with the terms and conditions of such consent, authorization, order or approval.

7.6

Affiliates.  BB shall use its reasonable best efforts to cause each director, executive officer and other person who is an “Affiliate” (for purposes of Rule 145 under the Securities Act) of BB to deliver to SAB, as soon as practicable after the date hereof, a written agreement, in the form of Exhibit F hereto.

7.7

AMEX Listing.  SAB shall use its reasonable efforts to cause the shares of SAB Common Stock to be issued in the Acquisition Transaction to be approved for listing on the AMEX, NASDAQ or such other securities market as SAB’s common stock is listed for trading as of the Closing Date.

7.8

Bank Charter.  In the event BB maintains the existence of the BB Bank Charter, BB hereby agrees not to allow or cause the BB Bank Charter to be used, operated or sold to any entity that is owned, controlled or otherwise is affiliated with or by any former BB director, officer or employee.  This provision shall survive the closing of the Acquisition Transaction and shall be an indemnifiable claim of SAB pursuant to Article XI hereof.

7.9

Notice to State Banking Regulators.  SAB shall notify the FDB, FDIC and FRB of the transactions contemplated hereby and to deliver to such regulators a copy of this Agreement within seven (7) business days of the execution of this Agreement.

7.10

Further Assurances.  In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement or to vest SB with full title to all properties, assets, rights, approvals, immunities and franchises as required by this Acquisition Transaction, the proper officers and directors of each party to this Agreement shall take all such necessary action as may be reasonably requested by SAB or BB.

7.11

Accounting and Operating Matters.  BB shall cooperate with SAB concerning (i) accounting and financial matters necessary or appropriate to facilitate the Acquisition Transaction (taking into account SAB’s policies, practices and procedures), including, without limitation, issues arising in connection with record keeping, or adjustments to be consistent with GAAP and industry standards, loan classification, valuation adjustments, adjustments of assets to current market value, levels of loan loss reserves to be consistent with industry standards and GAAP and other accounting practices, (ii) BB’s lending, investment or asset/liability management policies, and (iii) any operational matters as may be reasonably requested by SAB, including but not limited to reconfigurations of deposit applications; provided, that any action taken pursuant to this Section 7.11 shall not be deemed to constitute or result in the breach of any representation or warranty of BB contained in this Agreement or otherwise result in any change to any procedures or adjustments set forth in this Agreement.

7.12

Adjustments to Book Value.  Notwithstanding anything to the contrary in this Agreement, BB and SAB each agree upon the following adjustments for purposes of calculating the Book Value to be used in determining the Acquisition Transaction Consideration for purposes of the Estimated Closing Balance Sheet and Final Closing Balance Sheet:

(i)

To the extent (i) any BB Stock Options have been exercised subsequent to December 31, 2005, the underlying BB Common Stock issued as a result of such exercise (the “Exercised Stock”) or (ii) to the extent any Excess Capital exists, the Exercised Stock or dollar value of the Excess Capital shall not be multiplied by 2.35 for purposes of determining the Acquisition Transaction Consideration, rather the Exercised Stock and Excess

Capital shall be multiplied by 1.0 for purposes of determining the Acquisition Transaction Consideration; provided however, that Book Value shall not be reduced with respect to a cash or cashless exercise of the BB Stock Options;

(ii)

Any decrease in the Deposit Accounts in excess of 10% or more from what is stated on the balance sheet dated March 31, 2006, shall cause a reduction on a dollar for dollar basis in the amount of Book Value used for purposes of determining the Acquisition Transaction Consideration; provided however, that there shall be no reduction to the extent any portion of the decrease in deposits is attributable to the Kodsi Deposits; and

(iii)

Any adjustments as may be reasonably required to account for the failure to BB to deliver or assign any of the Acquired Assets to SB. It is the intention of the parties that any adjustments made hereunder shall be factored into determining the Acquisition Transaction Consideration for purposes of the Estimated Closing Balance Sheet and Closing Balance Sheet; provided however, that if it is determined subsequent to the Closing Date that BB failed to deliver or assign certain of the Acquired Assets to SB, then such adjustment shall be used as a reduction against the Escrow Fund pursuant to the provisions of Article 11.

7.13

Execution and Authorization of Bank Acquisition Transaction Agreement.  As soon as reasonably practicable after the date hereof, (a) SAB shall (i) cause the Board of Directors of SB to approve the Asset Acquisition Agreement, (ii) cause SB to execute and deliver the Asset Acquisition Agreement, and (iii) approve the Acquisition Transaction as the sole stockholder of SB, and (b) BB shall (i) cause the Board of Directors of BB to approve the Asset Purchase Agreement, and (ii) cause BB to execute and deliver the Asset Acquisition Agreement and all other documents ancillary to the Acquisition Transaction contemplated hereby.

7.14

BB Information.  The information relating to BB which is provided to SAB by BB for inclusion in the registration statement on Form S-4 (the “S-4”) in which the Prospectus will be included as a prospectus, or in any other document filed with any other regulatory agency in connection herewith, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.  The Prospectus (to the extent it relates to BB ) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

7.15

Disclosure.  None of the information prepared by or on behalf of BB or any BB Subsidiary regarding any of them included or to be included in the Prospectus and any other documents to be filed with any Governmental Authority in connection with the transactions contemplated herein, will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  All documents which BB or any BB Subsidiary is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of Applicable Law.  Without limiting the foregoing, at the time the Prospectus is mailed to BB Stockholders, and at all times subsequent to such mailing up to and including the date of the stockholders meetings at which the Acquisition Transaction and this Agreement will be presented for approval, the Registration Statement, with respect to all information relating to BB or any BB Subsidiary, (i) will comply in all material respects with the applicable provisions of the Securities Laws and (ii) will not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or required to be stated therein or necessary to correct any statement made in an earlier communication with respect to such matters which have become false or misleading.

ARTICLE VIII. CONDITIONS PRECEDENT

8.1

Conditions to Each Party’s Obligation To Effect the Acquisition Transaction.  The respective obligation of each party to effect the Acquisition Transaction shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a)

Stockholder Approval.  This Agreement shall have been approved and adopted by the requisite vote of the holders of the outstanding shares of BB Common Stock under applicable law, and shareholders of SAB shall approve an amendment to the amended and restated Certificate of Incorporation to increase the authorized number of shares of SAB, then shareholder approval of SAB. The management and board of directors of SAB shall use their best efforts to obtain such approval from the shareholders of SAB as promptly as possible following the execution of this Agreement

(b)

Listing of Shares.  The shares of SAB Common Stock which shall be issued to the stockholders of BB upon consummation of the Acquisition Transaction shall have been authorized for listing on the AMEX or such other market on which the shares of SAB’s common stock are listed for trading.

(c)

Other Approvals.  All regulatory approvals required to consummate the transactions contemplated hereby (including the Acquisition Transaction) shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to herein as the “Requisite Regulatory Approvals”).

(d)

S-4.  The Form S-4 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(e)

No Injunctions or Restraints; Illegality.  No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Acquisition Transaction (an “Injunction”) shall be in effect.  No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restricts or makes illegal consummation of the Acquisition Transaction.

8.2

Conditions to Obligations of SAB.  The obligation of SAB to effect the Acquisition Transaction is also subject to the satisfaction or waiver by SAB at or prior to the Closing Date of the following conditions:

(a)

Representations and Warranties.  (i) Subject to Section 3.2, the representations and warranties of BB set forth in this Agreement (other than those set forth in Section 4.2) shall be true and correct as of the date hereof and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date; and (ii) the representations and warranties of BB set forth in Section 4.2 of this Agreement shall be true and correct in all material respects (without giving effect to Section 3.2 of this Agreement) as of the date hereof and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date.  SAB shall have received a certificate signed on behalf of BB by the Chief Executive Officer or the Chief Financial Officer of BB to the foregoing effect.

(b)

Performance of Obligations of BB.  BB shall have performed, in all material respects, all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and SAB shall have received a certificate signed on behalf of BB by the Chief Executive Officer or the Chief Financial Officer of BB to such effect.

(c)

Conditions Met.  SAB shall have received a certificate of an executive officer of BB stating that to his Knowledge, each of the conditions set forth in this Article VIII have been met.

(d)

 Non-Competition Agreements.  Each of the outside BB Board members, shall have executed a non-competition agreement in the form of Exhibit D attached hereto.

(e)

Completion of Due Diligence.  SAB shall have completed it s due diligence to its full satisfaction within its sole discretion as provided in Section 7.2.

(f)

Consent of Sublessor.  BB shall have obtained the consent of the Sublessor on the Sublease, dated January 10, 2000, between Southbank Bank, N.A. and Michael Kosnitzky, as Trustee for Beach Bank, for the premises located at 551, 553, 555 Arthur Godfrey Road and 4111 Prairie Avenue, Miami Beach, Florida 33140, to the assumption of the Sublease  by SAB and SB.

8.3

Conditions to Obligations of BB.  The obligation of BB to effect the Acquisition Transaction is also subject to the satisfaction or waiver by BB at or prior to the Closing Date of the following conditions:

(a)

Representations and Warranties.  (i) Subject to Section 3.2, the representations and warranties of SAB set forth in this Agreement (other than those set forth in Section 5.2) shall be true and correct as of the date hereof and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date; and (ii) the representations and warranties of SAB set forth in Section 5.2 of this Agreement shall be true and correct in all material respects (without giving effect to Section 3.2 of this Agreement) as of the date hereof and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date.  BB shall have received a certificate signed on behalf of SAB by the Chief Executive Officer or the Chief Financial Officer of SAB to the foregoing effect.

(b)

Performance of Obligations of SAB.  SAB shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and BB shall have received a certificate signed on behalf of SAB by the Chief Executive Officer or the Chief Financial Officer of SAB to such effect.

(c)

Conditions Met.  BB shall have received a certificate of an executive officer of SAB stating that to his Knowledge, each of the conditions set forth in this Article VIII have been met.

ARTICLE IX. TERMINATION AND AMENDMENT

9.1

Termination.  This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of the matters presented in connection with the Acquisition Transaction by the stockholders of BB:

(a)

by mutual consent of BB and SAB in a written instrument, if the Board of Directors of each so determines by a vote of a majority of the members of its entire Board;

(b)

by either SAB or BB upon written notice to the other party (i) 30 days after the date on which any request or application for a Requisite Regulatory Approval shall have been denied or withdrawn at the request or recommendation of the Governmental Entity which must grant such Requisite Regulatory Approval, unless within the 30-day period following such denial or withdrawal a petition for rehearing or an amended application has been filed with the applicable Governmental Entity, provided, however, that no party shall have the right to terminate this Agreement pursuant to this Section 9.1(b)(i) if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein or (ii) if any Governmental Entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the Acquisition Transaction;

(c)

by either SAB or BB if the Acquisition Transaction shall not have been consummated on or before November 30, 2006, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

(d)

by either SAB or BB if the approval of the stockholders of BB required for the consummation of the Acquisition Transaction shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such stockholders or at any adjournment or postponement thereof;

(e)

by either SAB or BB (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the representations or warranties set forth in this Agreement on the part of the other party, which breach is not cured within 30 days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing; provided, however, that neither party shall have the right to terminate this Agreement pursuant to this Section 9.1(e) unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions contemplated hereby under Section 8.2(a) (in the case of a breach of representation or warranty by BB ) or Section 8.3(a) (in the case of a breach of representation or warranty by SAB); or

(f)

by SAB, if within 30 days of the execution of this agreement: (i) SAB determines, in its sole and exclusive discretion, that the results of its due diligence review pursuant to Section 7.2 hereof are not satisfactory or (ii) BB is unable to obtain the sublessor consent described in Section 8.2(f), and as a result thereof, it is unable to consummate the Acquisition Transaction.

9.2

Effect of Termination.  In the event of termination of this Agreement by either SAB or BB as provided in Section 9.1, this Agreement shall forthwith become void and have no effect except (i) Sections 7.2(b), 9.2 and 10.3 shall survive any termination of this Agreement and (ii) that, notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its breach of any provision of this Agreement.

9.3

Amendment.  Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Acquisition Transaction by the stockholders of either BB or SAB; provided, however, that after any approval of the transactions contemplated by this Agreement by BB’s stockholders, there may not be, without further approval of such stockholders, any amendment of this Agreement which reduces the amount or changes the form of the consideration to be delivered to BB stockholders hereunder other than as contemplated by this Agreement.  Notwithstanding the foregoing, this Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.4

Extension; Waiver.  At any time prior to the Closing Date, each of the parties hereto, by action taken or authorized by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions of the other party contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE X. GENERAL PROVISIONS

10.1

Closing.  Subject to the terms and conditions of this Agreement, the closing of the Acquisition Transaction (the “Closing”) will take place at 10:00 A.M. on the first business day after all conditions set forth in Article VIII have either been satisfied or waived (other than those conditions which relate to actions to be taken at the Closing) (the “Closing Date”) at SAB’s principal executive offices, unless another time, date or place is agreed to in writing by the parties hereto.

10.2

Survival of Representations, Warranties and Agreements.  All of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date for a period of three (3) years, except that the representations, warranties, covenants and agreements of Sections 4.1, 4.3, 4.5, 4.11, 5.1 and 5.3 shall be perpetual.   If, prior to the expiration of any of the survival periods, if BB, SAB or SB make a claim for Losses setting forth in reasonable detail facts and circumstances supporting the claim for Losses, the survival period with respect to that claim shall be extended until the claim shall have been satisfied or otherwise resolved

10.3

Expenses.  Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

10.4

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied, mailed by registered or certified mail (return receipt requested) or delivered by an express courier to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)

if to SAB and SB, to:

Sun American Bancorp

1200 N. Federal Highway, Suite 101

Boca Raton, FL   33432

Attention:  Michael Golden

and

Sun American Bank

1200 N. Federal Highway, Suite 101

Boca Raton, FL   33432

Attention:  Michael Golden

with a copy to:

Blank Rome LLP

1200 N. Federal Highway, Suite 417

Boca Raton, FL   33432

Attention:  Bruce C. Rosetto, Esquire

(b)

if to BB, to:

Beach Bank

c/o Boies, Schiller & Flexner LLP

100 SE Second Street

Suite 2800

Miami, FL 33131

Attention:  Michael Kosnitzky, Chairman

with a copy to:

Holland & Knight LLP

701 Brickell Avenue
Suite 3000
Miami, Florida 33131

Attention:  Alcides I. Avila, Esq.

and

(c)

if to the Shareholder Representative:

Boies, Schiller Flexner LLP

100 S.E. Second Street

Suite 2800

Miami, Florida 33131

Attention: Michael Kosnitzky, Esq.

with a copy to:

Holland & Knight LLP

701 Brickell Avenue
Suite 3000
Miami, Florida 33131

Attention:  Alcides I. Avila, Esq.

10.5

Counterparts.  This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.6

Entire Agreement.  This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

10.7

Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Florida, without regard to any applicable conflicts of law, except to the extent that various matters under this Agreement must be necessarily governed by the FBA or the rules and regulations of the FRB.

10.8

Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

10.9

Publicity.  Except as expressly permitted by this Agreement or otherwise required by law or the rules of the AMEX (or other securities market where the SAB Common Stock is traded) so long as this Agreement is in effect, neither SAB nor BB shall, or shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

10.10

Assignment; No Third Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.  Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto and the Liquidating Trust any rights or remedies hereunder.

10.11

Arbitration; Legal Proceedings.

(a)

Any controversy, claim, or question of interpretation in dispute between SAB and BB arising out of or relating to this Agreement, including the determination of the Acquisition Transaction Consideration or the SAB Per Share Value, or the breach thereof, shall be finally settled by binding arbitration in Palm Beach County, Florida by a single arbitrator under the Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator may be entered in any U.S. federal or state court in the State of Florida having jurisdiction over this matter.  The decision rendered by the arbitrator shall be final and binding on SAB and BB and not subject to further appeal.  Such arbitration can be initiated by written notice by either party (the “Claimant”) to the other party, which notice shall identify the Claimant’s selected arbitrator.  The party receiving such notice (the “Respondent”) shall have ten (10) Business Days following its receipt of such notice to agree to the arbitrator selected by the Claimant or to suggest another arbitrator and notify the Claimant of such selection.  In the event the parties are unable to agree on an arbitrator within ten (10) Business Days thereafter, the arbitrator shall be selected pursuant to the rules of the American Arbitration Association.  The arbitrator shall have the authority to award any remedy or relief that a court in Florida could order or grant, including, specific performance of any obligation created under this Agreement, the issuance of injunctive or other provisional relief, or the imposition of sanctions for abuse or frustration of the arbitration process.  The arbitration award will be in writing and, if requested by the parties, specify the factual and legal basis for the award.

(b)

It is the intent of the parties that any arbitration shall be concluded as quickly as reasonably practicable.  Unless the parties otherwise agree, once commenced, the hearing on the disputed matters shall be held four (4) days a week until concluded with each hearing date to begin at 9:00 a.m. and to conclude at 5:00 p.m.  The arbitrator shall use all reasonable efforts to issue the final award or awards within a period of five (5) Business Days after closure of the proceedings.  Failure of the arbitrator to meet the time limits of this Section 10.11 shall not be a basis for challenging the award.

(c)

The arbitrator shall instruct the non-prevailing party to pay all costs of the proceedings, including the fees and expenses of the arbitrators and the reasonable attorneys’ fees and expenses of the prevailing party.  If the arbitrator determines that there is not a prevailing party, each party shall be instructed to bear its own costs and to pay one-half of the fees and expenses of the arbitrators.

(d)

Each of SAB and BB hereto hereby agrees that any legal proceeding instituted to enforce an arbitration award hereunder will be brought in the U.S. federal or state courts situated in Florida having jurisdiction, and hereby submits to personal jurisdiction therein and irrevocably waives any objection as to venue therein, and further agrees not to plead or claim in any such court that any such proceeding has been brought in an inconvenient forum.  Each of SAB and BB irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by certified mail, postage prepaid, to such person’s address for notices under this Agreement.

ARTICLE XI. INDEMNIFICATION

11.1

Indemnification Obligations of BB.  Subject to the other provisions of this Article XI, BB shall indemnify, defend and hold harmless SAB, SB, their affiliates, respective directors, officers, employees, representatives and agents (collectively, the “SAB Indemnified Parties”) from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to:

(a)

any breach of any representation or warranty or determination by SAB that any representation and warranty made by BB in this Agreement or any BB Ancillary Documents is false;

(b)

any breach of any covenant, agreement or undertaking made by BB in this Agreement or any BB Ancillary Documents; and

(c)

any liability, obligation or Taxes arising from any Regulatory Claim.

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the SAB Indemnified Parties described in this Section 11.1 as to which the SAB is entitled to indemnification are collectively referred to as “SAB Losses.”   This indemnification is the exclusive remedy of SAB Indemnified Parties relating to this Acquisition Transaction.

11.2

Indemnification Procedure.

(a)

Promptly following SAB Indemnified Parties’ detection of a violation of a representation or warranty or the receipt by SAB Indemnified Parties of notice by a third party of (including any governmental or regulatory agency) any complaint or the commencement of any audit, investigation, action or proceeding with respect to which SAB Indemnified Parties may be entitled to receive payment from the Escrow Fund for any SAB Loss in accordance with this Article XI, SAB Indemnified Parties shall notify the Shareholder Representative and the Escrow Agent, promptly, but in no event later than (15) days, following SAB Indemnified Parties’ detection of a violation of a representation or warranty or receipt of any complaint or of notice of the commencement of such audit, investigation, action or proceeding; provided, however, that the failure to so notify the Shareholder Representative and the Escrow Agent shall not relieve BB from liability hereunder.

(b)

Subject to SAB Indemnified Parties complying with the processes of  Article 11, SAB Indemnified Parties may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Shareholder Representative, which consent may not be unreasonably withheld, if:  (i) such settlement, compromise or consent includes an unconditional release of BB and directors from all liability arising out of such claim, (ii) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of BB or any director, and (iii) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of BB or any director.

(c)

In the event SAB Indemnified Parties claims a right to payment pursuant hereto, it shall send written notice of such claim to the Shareholder Representative within 90 days of SAB Indemnified Parties’ receipt of such claim.  Such notice shall specify the basis for such claim.     In the event the Shareholder Representative disputes the liability with respect to such claim, as promptly as possible, the parties shall establish the merits and amount of such claim (by arbitration as provided herein) and, within five (5) Business Days following the final determination of the merits and amount, if any, of such claim, BB shall pay to SAB Indemnified Parties in shares of SAB Common Stock from the Escrow Fund equal to such claim as determined hereunder held in Escrow pursuant to the Escrow Agreement.  The value of the shares of SAB Common Stock distributed to SAB Indemnified Parties pursuant to the Escrow Agreement shall be based upon the average trading price of the SAB Common Stock on the AMEX or other trading market for the ten (10) trading days prior to the distribution pursuant to this Section 11.2.

11.3

Claims Period.  The claims period hereunder for notice of SAB Loss shall begin on the Closing Date hereof and terminate on the date that is forty eight (48) months following the Closing Date.  Notwithstanding the foregoing, if, prior to the close of business on the last day of the claims period, BB shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

11.4

Liability Limits.    Notwithstanding anything to the contrary set forth herein, the sole and exclusive source of funds for satisfaction of all SAB Losses shall be the  Escrow Fund and the liability of BB pursuant to this Article XI shall be limited to: (a) 75% of the Acquisition Transaction Consideration for claims made during the period commencing on the Closing Date and ending on the six month anniversary of the Closing Date; (b) 50% of the Acquisition Transaction Consideration for claims made during the period commencing on the date immediately following the six month anniversary of the Closing Date and ending on the one year anniversary of the Closing Date; (c) 25% of the Acquisition Transaction Consideration for claims made during the period commencing on the date following the one year anniversary of the Closing Date and ending on the eighteenth month anniversary of the Closing Date; (d) 10% of the Acquisition Transaction Consideration for claims made during the period commencing on the date following the eighteenth month anniversary of the Closing Date and ending on the four year anniversary of the Closing Date.  The Escrow Fund shall be accordingly reduced to reflect such limitation on liability and the shares of SAB in the Escrow Fund distributed in accordance with the written instructions of the Shareholder Representative in accordance with the terms and conditions of the Escrow Agreement.  Any shares remaining in the escrow following the satisfaction of all claims made prior to the four year anniversary of the Closing Date shall be distributed as provided in the Escrow Agreement.

11.5

Shareholders’ Representative.

(a)

BB hereby irrevocably constitutes and appoints Michael Kosnitzky, and in his absence or upon his resignation, George Scholl, as the true and lawful agent and attorney-in-fact (the “Shareholder Representative”) for BB and its shareholder with full powers of substitution to act in the name, place and stead of BB with respect to the performance on behalf of BB under the terms and provisions hereof and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Shareholder Representative shall deem necessary or appropriate in connection with any transaction contemplated hereunder, including the power to:

(i)

act for BB with respect to all indemnification matters referred to herein, including the right to compromise or settle any such claim on behalf of BB;

(ii)

act for BB with respect to the Escrow Amount;

(iii)

amend or waive any provision hereof (including any condition to Closing) in any manner that does not differentiate among any shareholder of BB;

(iv)

employ, obtain and rely upon the advice of legal counsel, accountants and other professional advisors as the Shareholder Representative, in the sole discretion thereof, deems necessary or advisable in the performance of the duties of the Shareholder Representative;

(v)

act for BB with respect to all Acquisition Transaction Consideration matters and all Acquisition Transaction Consideration adjustment matters referred to herein following the Closing;

(vi)

incur any expenses, liquidate and withhold assets received on behalf of the shareholder of BB prior to their distribution to such shareholder to the extent of any amount that the Shareholder Representative deems necessary for payment of or as a reserve against expenses, and pay such expenses or deposit the same in an interest-bearing bank account established for such purpose;

(vii)

receive all notices, communications and deliveries hereunder on behalf of BB and its shareholder; and

(viii)

do or refrain from doing any further act or deed on behalf of BB and its shareholders that the Shareholder Representative deems necessary or appropriate, in the sole discretion of the Shareholder Representative, relating to the subject matter hereof as fully and completely as BB could do if personally present and acting and as though any reference to BB and such shareholder herein was a reference to the Shareholder Representative.

(b)

The appointment of the Shareholder Representative shall be deemed coupled with an interest and shall be irrevocable, and any other Person may conclusively and absolutely rely, without inquiry, upon any action of the Shareholder Representative as the act of each shareholder of BB in all matters referred to herein.

(c)

In the event the Shareholder Representative resigns or ceases to function in such capacity for any reason whatsoever, then the successor Shareholder Representative shall be the person that is appointed by a majority of the Shareholder Indemnifying Parties.

11.6

Liability Claims Threshold.  Notwithstanding anything to the contrary set forth in this Agreement or elsewhere, other than as set forth in Section 11.7 hereof, SAB shall not make a claim for indemnification under Article XI for SAB Losses unless and until the aggregate amount of such SAB Losses exceeds Two Hundred Thousand ($200,000.00) Dollars (the “SAB Basket”) in which case SAB may only make claims for indemnification for SAB Losses exceeding the SAB Basket; provided however, that in the event any of such claims for SAB

Losses arise from any prior regulatory action against BB, including but not limited to (i) the Stipulation and Consent to the Issuance of an Order to Cease & Desist with the Federal Deposit Insurance Corporation and the Office of Financial Regulation of the State of Florida dated October 27, 2004,  (ii) any deficiencies in the compliance programs of BB under the Bank Secrecy Act and the USA Patriot Act, (iii) Taxes, and (iv) and any other such regulatory review based claims (collectively the "Regulatory Claims"), shall not be subject to the SAB Basket and BB shall be responsible for all SAB Losses from the first dollar.

11.7

Tail Insurance Coverage.  SAB shall purchase Directors and Officers Tail Liability insurance coverage for the former members of the Board of Directors of BB as determined by such former directors acting as a group, relating to any prior claims based on their service as directors of Beach Bank, provided that the cost of any such insurance shall be deducted from the Escrow Fund on a dollar for dollar basis without regard to the SAB Basket limitations described in Section 11.6 above.

IN WITNESS WHEREOF, SAB, SB and BB have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

SUN AMERICAN BANCORP

By:

/s/ MICHAEL GOLDEN

Name:

Michael Golden

Title:

President and CEO

SUN AMERICAN BANK

By:

/s/ MICHAEL GOLDEN

Name:

Michael Golden

Title:

CEO

BEACH BANK

By:

/s/ MICHAEL KOSNITZKY

Name:

Michael Kosnitzky

Title:

Chairman

SHAREHOLDER REPRESENTATIVE

By:

/s/ MICHAEL KOSNITZKY

Name:

Michael Kosnitzky

[signature page to Asset Acquisition Agreement]